UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Hong T. Le

The Income Fund of America

6455 Irvine Center Drive

Irvine, California 92620

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Income Fund of America® Annual report for the year ended July 31, 2019

Seeking current
income through a
flexible mix of stocks
and bonds

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The Income Fund of America seeks current income while secondarily striving for capital growth.

This fund is one of more than 40 offered by Capital Group, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	0.42%	4.39%	9.60%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.58% for Class A shares as of the prospectus dated October 1, 2019 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of August 31, 2019, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.58%. The fund’s 12-month distribution rate for Class A shares as of that date was 2.79%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

6	The value of a long-term perspective

8	The portfolio at a glance

9	Summary investment portfolio

16	Financial statements

43	Board of trustees and other officers

Fellow investors:

For its recently concluded fiscal year, The Income Fund of America advanced 4.22%. The fund paid dividends totaling 69 cents a share. It also paid capital gains totaling 88 cents a share.

The fund trailed the 7.99% gain of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. The S&P 500, which has a considerably lower distribution yield than the fund, is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

IFA’s result likewise lagged the gain of the unmanaged Bloomberg Barclays U.S. Aggregate Index, a proxy for the U.S. fixed income market, which climbed 8.08%. With uncertainty over global trade rising and interest rates negative in much of the world, it is not surprising that U.S. bonds fared well during the 12 months. Bonds often hold up better than stocks under challenging conditions. By way of comparison, the fund’s peer group, as measured by the Lipper Income Funds Index, rose 4.60%

The fund seeks to provide income by investing in dividend-paying stocks and bonds, an approach that has historically provided a measure of downside resilience. While we are disappointed that the fund trailed its relevant benchmarks for the full year, we are gratified that IFA held up reasonably well in the volatile fourth quarter of 2018. From September 20, 2018, to December 24, 2018, when the S&P 500 plummeted 19.36%, the fund fell 9.95%. Results for longer time frames are shown in the table below.

Results at a glance

For periods ended July 31, 2019 (with all distributions reinvested)

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (12/1/73)[1]

The Income Fund of America (Class A shares)	4.22%	5.97%	9.54%	10.80%
Standard & Poor’s 500 Composite Index	7.99	11.34	14.03	11.03
Bloomberg Barclays U.S. Aggregate Index[2]	8.08	3.05	3.75	7.24
65%/35% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index[3]	8.45	8.56	10.55	9.97
Lipper Income Funds Index[4]	4.60	4.27	6.54	—

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Date Capital Research and Management Company became the fund’s investment adviser.
[2]	Source: Bloomberg Index Services Ltd. From December 1, 1973, through December 31, 1975, the Bloomberg Barclays U.S. Government/Credit Index was used because the Bloomberg Barclays U.S. Aggregate Index did not yet exist.
[3]	The 65%/35% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 65% and 35%, respectively. Results assume the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper. The inception date for the index was December 31, 1988; therefore, no lifetime return is shown. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding category.

The Income Fund of America	1

A positive period with bouts of volatility

After a promising start to the fiscal year, stock prices slid in the closing weeks of 2018, pressured by rising interest rates and slowing economic growth. The second half of the fiscal year proved to be more rewarding. Equities rebounded strongly in 2019 after the Federal Reserve (the Fed) indicated in January that it would hold off on any further rate hikes and consider further action to bolster growth. The S&P 500 touched new all-time highs before a flare-up in the trade conflict briefly unnerved investors in May.

More recently, the U.S. economy has shown some signs of slowing — due to the impact of the trade dispute and weaker external growth — but it remains reasonably healthy. Preliminary data showed that second-quarter GDP rose by an annualized 2.0%, down from 3.1% the previous quarter. The labor market also remained strong. Employers added 224,000 jobs in June — rebounding from a tepid May — and wages grew 3.1% from the previous year.

Dividend-paying stocks, a primary focus of this fund, had mixed results during the period. Higher yielding areas of the equity market held up well during the volatile fourth quarter of 2018, but trailed more growth-oriented stocks during the subsequent rally.

On the closing day of the fiscal year, the Fed announced that it would reduce short-term interest rates, reconfirming its commitment to sustaining the decade-long expansion. The rate cut was the first since the global financial crisis in 2008.

Strong contributions from health care

Rather than focus on sectors or industries in building the portfolio, our investment professionals focus on the prospects and merits of individual companies. Portfolio managers and analysts invest in their highest conviction ideas based on fundamental research. This approach is reflected in the fund’s 10 largest holdings, which ranged from a software maker to a defense contractor to drugmakers. All but one of these 10 holdings added to the fund’s positive returns.

A top source of strength for the fund could be found among select investments in the health care sector, including pharmaceutical companies AstraZeneca and Merck, the maker of blockbuster immunotherapy drug Keytruda. Shares of the two companies, both among the fund’s largest investments, advanced after each posted solid sales growth in the second quarter.

Drugmaker Pfizer was the only holding among the fund’s top 10 to post a decline during the period. In recent months, lawmakers have taken up a bipartisan discussion on drug pricing, a dialogue that we are following closely. While we expect some volatility among health care stocks in the near term as the talks continue, we believe that people will continue to pay fair prices for lifesaving therapies and we have confidence in the potential for the pipelines of the drugmakers we have invested in.

A boost from financials and utilities

Favorable stock selection among nonbank financials also helped. CME Group, which operates the world’s largest futures exchange and is among the fund’s top holdings, rose on higher trading volumes at its exchanges. B3 SA — Brasil, Bolsa,

Striking a balance between return and volatility

The Income Fund of America takes a sensible approach to income. Looking back 10 years, the fund has provided higher returns than bonds and income funds, and lower volatility than stocks.

Sources: Stocks — S&P 500; Bonds — Bloomberg Barclays U.S. Aggregate Index; Income funds — Lipper Income Funds Index. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

2	The Income Fund of America

Balcão, which operates a São Paulo stock exchange, soared 74.41%, buoyed by incoming President Jair Bolsonaro’s pledge to liberalize trade and reduce taxes for business.

Shares of Blackstone Group, an asset manager specializing in private equity and hedge fund strategies, rallied after the company disclosed plans to convert from a partnership to a corporation. The change has the potential to drive increased value for investors over the long term. Financial conglomerate JP Morgan Chase rose modestly, but less than the overall market return. In addition, investments in utilities, which tend to offer substantial dividends, were additive to the fund’s total return.

Mixed results from technology

The fund received solid contributions from some of its largest positions in the information technology sector. Software maker Microsoft, the fund’s largest investment at the close of the fiscal year, advanced 28.46% on strength in its Azure cloud computing service. Semiconductor maker Broadcom soared 30.76% amid rising and falling global trade tensions.

Although these and other technology companies contributed to returns, the fund’s relatively light concentration in the sector held back returns in relative terms. The fund has been less heavily invested in the sector than the S&P 500 because many technology companies don’t pay a dividend, or they pay one that’s too low for eligibility in the fund.

Materials shares weigh on results

The selection of investments in the materials sector weighed on relative returns, with DuPont de Nemours among the most notable detractors. Packaging company WestRock Co. and LyondellBasell Industries also posted double-digit declines.

Consumer-focused holdings hurt

Investments in consumer-focused companies dampened the fund’s result in relative terms. Shares of tobacco companies British American Tobacco and Altria slid amid signs of slowing cigarette sales and weak demand for alternative offerings. Among companies in the consumer discretionary sector, casino operator Las Vegas Sands and cruise operator Carnival Corporation both declined amid concerns of a slowing global economy.

Elsewhere among the fund’s top 10 holdings, shares of defense contractor Lockheed Martin rose, boosted by positive financial results, rising geopolitical tensions and plans by the U.S. to increase missile defense spending. Verizon Communications and General Motors also recorded gains.

Bonds for ballast

Bonds, which made up about 26% of the portfolio at the end of the period, continue to play an important role in the fund, helping to mitigate volatility and providing income. The fund’s fixed income allocation was composed of U.S. Treasuries, as well as high-yield and investment-grade corporate bonds. In a period of low interest rates, and with credit spreads having tightened considerably across the investment-grade and high-yield bond markets, we are taking a more measured approach to investments in credit. We continue to hold meaningful investments in U.S. Treasuries, which offer a measure of stability when markets are volatile.

A track record of high current income

All numbers calculated by Lipper.

The Income Fund of America	3

About your fund

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

Resilience during stock market declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline	S&P 500 cumulative total return	IFA cumulative total return	IFA advantage (percentage points)
September 21, 1976, through March 6, 1978	–13.5%	1.9%	15.4%
November 28, 1980, through August 12, 1982	–20.2	19.0	39.2
August 25 through December 4, 1987	–32.8	–13.6	19.2
July 16 through October 11, 1990	–19.2	–10.2	9.0
July 17 through August 31, 1998	–19.2	–9.5	9.7
March 24, 2000, through October 9, 2002	–47.4	0.7	48.1
October 9, 2007, through March 9, 2009	–55.3	–43.5	11.8
April 29 through October 3, 2011	–18.6	–11.6	7.0
September 20 through December 24, 2018	–19.4	–9.9	9.5

*	Periods shown reflect S&P 500 price declines of 15% or more (without dividends reinvested) based on 100% recovery between declines (except for a 78% recovery between 3/6/78 and 11/28/80 and a 77% recovery between 3/9/09 and 4/29/11). The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Withdrawing income: the dividend advantage

Most fund investors reinvest their dividends, but some use dividends to meet current expenses. As shown below, the fund’s income has allowed withdrawals to be made without invading principal.

Charts show hypothetical $10,000 investments in the fund at net asset value) and in the S&P 500 from January 1, 1974, to July 31, 2019. Example assumes an annual withdrawal equaling $500 the first year on December 31, 1974, and then increasing by 5% each year thereafter. Over the period, total withdrawals from each of the fund and the index come to $79,850. Source for The Income Fund of America: Refinitiv InvestmentView+.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500 and three-month U.S. Treasury bills. Over the past 45 years, income from the fund has been substantially higher.

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for Treasury bills is the Federal Reserve. Income from three-month Treasury bills assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity; the fund is not guaranteed.

4	The Income Fund of America

Looking ahead

Based on the underlying fundamentals, the U.S. economy remains healthy. However, the decade-long expansion faces several challenges, including slowing external growth and the ongoing trade conflict. With the markets sensitive to news headlines, we expect volatility to be higher in the near term.

With that in mind, we are taking a cautious approach to the market. Last year, we noted that we have increased our cash holdings in anticipation of higher market volatility going forward. This proved to be beneficial during the volatile fourth quarter of 2018, and we believe it will continue to provide a measure of stability in the case of rougher seas ahead, while also allowing us to invest opportunistically. While our primary objective is regular income, we believe our investors wish to participate in the market upside, so we continue to seek out opportunities for appreciation while paying close attention to risk.

We thank you for your commitment to The Income Fund of America and look forward to reporting to you again in six months.

Cordially,

Hilda L. Applbaum

Co-President

Andrew B. Suzman

Co-President

September 10, 2019

For current information about the fund, visit capitalgroup.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The Income Fund of America’s portfolio through the revenue lens. The charts below show the countries and regions in which the fund’s equity investments are located and where the revenue comes from.

The Income Fund of America vs. the S&P 500 with income reinvested

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	72%	100%
■	Canada	1	—
■	Europe	18	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	3	—
■	Emerging markets	6	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	54%	62%
■	Canada	2	2
■	Europe	12	12
■	Japan	2	3
■	Asia-Pacific ex. Japan	3	1
■	Emerging markets	27	20
	Total	100%	100%

Source: Capital Group (as of July 31, 2019).

The Income Fund of America	5

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through July 31, 1974.
[4]	The indexes are unmanaged and include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses. Investors cannot invest directly in an index.
[5]	From December 1, 1973, through December 31, 1975, the Bloomberg Barclays U.S. Government/Credit Index was used because the Bloomberg Barclays U.S. Aggregate Index did not exist.
[6]	From April 1990 to September 1994 and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.
[7]	The 65%/35% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 65% and 35%, respectively. Results assume the blend is rebalanced monthly.

6	The Income Fund of America

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Investment management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has fared well against both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

The Income Fund of America	7

The portfolio at a glance

July 31, 2019

Investment mix by security type	Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets
Financials	10.45%
Health care	7.98
Information technology	7.60
Consumer staples	6.47
Industrials	6.26

Ten largest common stock holdings

Percent of net assets
Microsoft	2.39%
JPMorgan Chase	2.28
Merck	2.24
CME Group	1.72
AstraZeneca	1.57
Pfizer	1.48
Lockheed Martin	1.48
Verizon Communications	1.36
Broadcom	1.34
General Motors	1.28

Country diversification by domicile

Percent of net assets
United States	71.05%
United Kingdom	7.62
Eurozone*	4.45
Canada	1.34
Taiwan	1.22
Brazil	1.00
Other countries	5.36
Short-term securities & other assets less liabilities	7.96

July 31, 2018

Investment mix by security type	Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets
Financials	8.66%
Energy	6.87
Information technology	6.85
Health care	6.61
Industrials	6.40

Ten largest common stock holdings

Percent of net assets
Microsoft	2.67%
Merck	2.07
Intel	1.82
DowDuPont	1.60
Verizon Communications	1.49
Chevron	1.48
CME Group	1.47
Royal Dutch Shell	1.45
JPMorgan Chase	1.42
Coca-Cola	1.42

Country diversification by domicile

Percent of net assets
United States	66.51%
United Kingdom	9.28
Eurozone*	5.33
Canada	1.73
Taiwan	1.17
Other countries	5.38
Short-term securities & other assets less liabilities	10.60

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

8	The Income Fund of America

Summary investment portfolio July 31, 2019

Common stocks 65.10%	Shares	Value (000)
Financials 10.45%
JPMorgan Chase & Co.	21,587,162	$2,504,112
CME Group Inc., Class A	9,740,400	1,893,729
The Blackstone Group Inc., Class A	18,955,171	909,469
B3 SA - Brasil, Bolsa, Balcao	63,238,000	699,100
SunTrust Banks, Inc.	8,888,999	592,007
Other securities		4,896,353
		11,494,770

Health care 7.98%
Merck & Co., Inc.	29,699,493	2,464,761
AstraZeneca PLC[1]	20,106,200	1,725,764
Pfizer Inc.	41,981,181	1,630,549
GlaxoSmithKline PLC[1]	62,138,000	1,285,856
Novartis AG1	5,802,000	532,038
Gilead Sciences, Inc.	8,088,000	529,926
Other securities		613,642
		8,782,536

Information technology 7.60%
Microsoft Corp.	19,257,054	2,624,159
Broadcom Inc.	5,092,112	1,476,662
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	139,385,500	1,152,366
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,855,000	79,078
Intel Corp.	20,499,200	1,036,235
QUALCOMM Inc.	10,713,000	783,763
Texas Instruments Inc.	5,150,000	643,801
Other securities		566,467
		8,362,531

Consumer staples 6.47%
Altria Group, Inc.	25,327,000	1,192,142
Procter & Gamble Co.	8,000,000	944,320
Philip Morris International Inc.	10,272,200	858,859
Unilever PLC[1]	11,630,000	700,456
Unilever PLC (ADR)	1,300,000	78,156
Coca-Cola Co.	13,783,000	725,399
British American Tobacco PLC[1]	19,595,000	699,214
Other securities		1,923,835
		7,122,381

Industrials 6.26%
Lockheed Martin Corp.	4,492,000	1,626,868
United Parcel Service, Inc., Class B	8,617,126	1,029,488
Emerson Electric Co.	9,000,000	583,920
BAE Systems PLC[1]	86,543,776	575,361
Other securities		3,070,071
		6,885,708

Real estate 5.75%
Crown Castle International Corp. REIT	9,442,000	1,258,241
Digital Realty Trust, Inc. REIT	9,999,000	1,143,486
Simon Property Group, Inc. REIT	4,745,750	769,761
Other securities		3,150,127
		6,321,615

Consumer discretionary 5.47%
General Motors Co.	34,938,712	1,409,428
Target Corp.	11,700,000	1,010,880
Home Depot, Inc.	3,761,500	803,795
Carnival Corp., units	13,526,000	638,833
Las Vegas Sands Corp.	10,459,650	632,181
Other securities		1,521,640
		6,016,757

The Income Fund of America	9

Common stocks (continued)	Shares	Value (000)
Energy 4.33%
Occidental Petroleum Corp.	16,526,000	$848,775
Chevron Corp.	6,674,500	821,698
Royal Dutch Shell PLC, Class B1	10,734,147	338,792
Royal Dutch Shell PLC, Class B (ADR)	5,080,000	322,428
BP PLC[1]	87,255,000	575,431
Other securities		1,857,275
		4,764,399

Materials 4.17%
LyondellBasell Industries NV	7,710,000	645,250
BHP Group PLC[1]	25,000,000	596,963
WestRock Co.[2]	16,074,832	579,498
Other securities		2,763,250
		4,584,961

Utilities 4.15%
DTE Energy Co.	8,284,000	1,052,979
Public Service Enterprise Group Inc.	15,821,000	904,170
AES Corp.[2]	43,141,951	724,353
Enel SpA[1]	85,692,600	587,265
Other securities		1,292,033
		4,560,800

Communication services 2.47%
Verizon Communications Inc.	27,106,965	1,498,202
Other securities		1,216,661
		2,714,863

Total common stocks (cost: $53,948,158,000)		71,611,321

Preferred securities 0.26%
Other 0.26%
Other securities		289,642

Total preferred securities (cost: $283,705,000)		289,642

Rights & warrants 0.00%
Other 0.00%
Other securities		485

Total rights & warrants (cost: $388,000)		485

Convertible stocks 0.36%
Utilities 0.10%
DTE Energy Co., units, 6.50% convertible preferred 2019	1,055,000	58,869
Other securities		52,437
		111,306

Real estate 0.05%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	44,500	53,656

Other 0.21%
Other securities		226,708

Total convertible stocks (cost: $356,062,000)		391,670

Convertible bonds 0.01%	Principal amount (000)
Communication services 0.01%
Other securities		9,790

Total convertible bonds (cost: $10,827,000)		9,790

10	The Income Fund of America

Bonds, notes & other debt instruments 26.31%	Principal amount (000)	Value (000)
Corporate bonds & notes 11.15%
Financials 1.77%
CME Group Inc. 3.75%–4.15% 2028–2048	$21,345	$24,122
JPMorgan Chase & Co. 2.25%–3.96% 2020–2049[3]	47,610	50,029
JPMorgan Chase & Co., junior subordinated 5.30%–6.75% 2049[3]	115,954	119,523
Other securities		1,751,406
		1,945,080

Health care 1.74%
AstraZeneca PLC 2.38%–4.00% 2022–2029	20,886	21,867
GlaxoSmithKline PLC 2.88%–3.63% 2022–2025	30,004	31,239
Merck & Co., Inc. 2.75%–3.40% 2025–2029	11,544	11,886
Pfizer Inc. 2.80%–3.60% 2022–2029	21,361	22,413
Other securities		1,822,977
		1,910,382

Communication services 1.34%
Verizon Communications Inc. 4.13%–4.52% 2033–2048	128,900	140,734
Other securities		1,337,340
		1,478,074

Consumer discretionary 1.11%
General Motors Co. 4.35%–6.75% 2023–2049	37,161	40,992
General Motors Financial Co. 2.35%–5.10% 2019–2026	149,805	152,217
Other securities		1,027,743
		1,220,952

Utilities 0.83%
DTE Electric Co. 3.95% 2049	7,060	7,813
DTE Energy Co. 3.30%–3.40% 2022–2029	5,218	5,340
Other securities		895,782
		908,935

Industrials 0.80%
Lockheed Martin Corp. 2.50%–4.70% 2020–2046	9,065	10,152
Other securities		869,312
		879,464

Consumer staples 0.60%
Altria Group, Inc. 3.80%–9.95% 2019–2049	120,683	142,237
Other securities		518,300
		660,537

Information technology 0.48%
Broadcom Inc. 3.63%–4.75% 2024–2029[4]	100,084	101,352
Broadcom Ltd. 3.00%–3.88% 2022–2028	98,522	97,791
Microsoft Corp. 1.55%–4.25% 2021–2047	41,115	43,762
Other securities		289,126
		532,031

Other corporate bonds & notes 2.48%
Other securities		2,734,457

Total corporate bonds & notes		12,269,912

U.S. Treasury bonds & notes 10.94%
U.S. Treasury 10.64%
U.S. Treasury 2.625% 2020[5]	1,970,000	1,981,229
U.S. Treasury 1.625% 2021	1,750,000	1,741,687
U.S. Treasury 2.625% 2021	1,682,750	1,706,443
U.S. Treasury 2.625% 2021	600,000	611,178
U.S. Treasury 2.125% 2022	951,000	958,465
U.S. Treasury 1.25%–6.25% 2020–2049[5]	4,615,159	4,709,115
		11,708,117

The Income Fund of America	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 0.30%
U.S. Treasury Inflation-Protected Securities 0.38%–1.38% 2024–2049[6]	$311,112	$326,431

Total U.S. Treasury bonds & notes		12,034,548

Mortgage-backed obligations 3.23%
Fannie Mae 2.30%–9.50% 2019–2049[7,8]	1,470,972	1,515,406
Other securities		2,035,725
		3,551,131

Federal agency bonds & notes 0.62%
Fannie Mae 2.75%–6.25% 2021–2029	122,000	134,550
Other securities		545,492
		680,042

Municipals 0.16%
Other 0.16%
Other securities		181,872
		181,872

Other bonds & notes 0.21%
Other securities		227,216

Total bonds, notes & other debt instruments (cost: $28,500,963,000)		28,944,721

Short-term securities 8.41%	Shares
Money market investments 8.38%
Capital Group Central Cash Fund 2.30%[2,9]	92,216,552	9,220,733

	Principal amount (000)
Other short-term securities 0.03%
U.S. Treasury Bill 2.46% due 1/30/2020	$35,000	34,643

Total short-term securities (cost: $9,255,412,000)		9,255,376
Total investment securities 100.45% (cost: $92,355,515,000)		110,503,005
Other assets less liabilities (0.45)%		(495,199)

Net assets 100.00%		$110,007,806

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

12	The Income Fund of America

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [10]	Value at 7/31/2019 (000) [11]	Unrealized appreciation (depreciation) at 7/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	17,162	October 2019	$3,432,400	$3,679,640	$8,197
5 Year U.S. Treasury Note Futures	Short	298	October 2019	(29,800)	(35,031)	20
10 Year U.S. Treasury Note Futures	Long	363	September 2019	36,300	46,254	97
10 Year Ultra U.S. Treasury Note Futures	Short	2,044	September 2019	(204,400)	(281,753)	(482)
20 Year U.S. Treasury Bond Futures	Long	60	September 2019	6,000	9,336	86
30 Year Ultra U.S. Treasury Bond Futures	Long	1,238	September 2019	123,800	219,822	5,394
						$13,312

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 7/31/2019 (000)
USD46,215	AUD66,000	Citibank	8/22/2019	$1,042

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended July 31, 2019, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2019 (000)

Common stocks 2.81%
Health care 0.01%
Rotech Healthcare Inc.[1,12,13,14]	543,172	—	—	543,172	$—	$4,345	$—	$5,432
Information technology 0.00%
Corporate Risk Holdings Corp.[1,13,15]	11,149	—	11,149	—	81	—	—	—
Corporate Risk Holdings I, Inc.[1,12,13,15]	2,205,215	—	—	2,205,215	891	259	—	—
								—
Industrials 0.41%
Hubbell Inc.	3,430,000	—	—	3,430,000	—	22,741	11,285	445,488
R.R. Donnelley & Sons Co.[15]	4,319,407	—	4,319,407	—	(77,142)	73,798	43	—
Douglas Dynamics, Inc.[15]	1,300,000	—	1,300,000	—	27,796	(44,801)	689	—
Edenred SA1,15	12,231,900	220,334	2,860,000	9,592,234	47,917	72,932	8,996	—
								445,488
Real estate 0.86%
Iron Mountain Inc. REIT	15,215,400	1,029,600	—	16,245,000	—	(91,983)	36,083	477,765
Gaming and Leisure Properties, Inc. REIT	7,268,000	5,269,400	—	12,537,400	—	12,023	22,881	472,785
Redwood Trust, Inc. REIT[15]	5,444,717	—	2,123,558	3,321,159	(6,829)	6,268	2,817	—
								950,550
Consumer discretionary 0.08%
Domino’s Pizza Group PLC[1,16]	6,399,261	24,271,862	—	30,671,123	—	(25,900)	2,998	91,583
Nokian Renkaat Oyj[1,15]	8,447,624	—	4,578,387	3,869,237	(25,148)	(84,373)	9,056	—
								91,583

The Income Fund of America	13

Investments in affiliates (continued)

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2019 (000)

Energy 0.02%
Ascent Resources - Utica, LLC, Class A1,12,13,14	110,214,618	—	—	110,214,618	$—	$(11,021)	$—	$24,247
White Star Petroleum Corp., Class A1,12,13,14	6,511,401	—	—	6,511,401	—	(4,363)	—	65
								24,312
Materials 0.77%
WestRock Co.	14,266,832	1,808,000	—	16,074,832	—	(327,365)	27,849	579,498
Boral Ltd.[1]	76,201,575	—	—	76,201,575	—	(108,310)	14,724	268,173
								847,671
Utilities 0.66%
AES Corp.[16]	21,000,000	22,141,951	—	43,141,951	—	115,334	22,665	724,353
Total common stocks								3,089,389
Bonds, notes & other debt instruments 0.09%
Real estate 0.02%
Iron Mountain Inc. 5.75% 2024	$5,325,000	$600,000	—	$5,925,000	—	88	350	5,982
Iron Mountain Inc. 4.875% 2027[4]	$15,905,000	$5,660,000	$19,690,000	$1,875,000	(157)	1,072	742	1,870
Iron Mountain Inc. 5.25% 2028[4]	$2,490,000	$24,425,000	$13,340,000	$13,575,000	706	976	552	13,711
								21,563
Industrials 0.00%
R.R. Donnelley & Sons Co. 7.625% 2020[15]	$6,707,000	—	$6,707,000	—	229	(7)	85	—
R.R. Donnelley & Sons Co. 7.875% 2021[15]	$21,445,000	—	$19,431,000	$2,014,000	762	49	548	—
R.R. Donnelley & Sons Co. 6.50% 2023[15]	$14,780,000	—	—	$14,780,000	—	(158)	1,045	—
								—
Utilities 0.02%
AES Corp. 4.00% 2021	—	$3,200,000	$750,000	$2,450,000	4	60	92	2,493
AES Corp. 4.50% 2023	—	$1,300,000	—	$1,300,000	—	53	48	1,336
AES Corp. 4.875% 2023	$2,000,000	$3,450,000	—	$5,450,000	—	35	168	5,532
AES Corp. 5.50% 2025	$28,889,000	$1,000,000	$16,600,000	$13,289,000	976	(698)	1,445	13,821
AES Corp. 6.00% 2026	$14,410,000	—	$10,260,000	$4,150,000	393	(253)	325	4,442
AES Corp. 5.125% 2027	$955,000	—	—	$955,000	—	46	49	1,013
								28,637
Energy 0.01%
Ascent Resources - Utica LLC 10.00% 2022[4,17]	$810,000	$2,180,000	$285,000	$2,705,000	29	(235)	186	2,685
Ascent Resources - Utica LLC 7.00% 2026[4]	—	$5,715,000	—	$5,715,000	—	(1,092)	325	4,586
								7,271
Health care 0.04%
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 3.25%) 5.652% 2023[1,8,12,17,18]	$14,558,438	—	$1,373,438	$13,185,000	—	—	1,005	13,185
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.59% 2023 (100% PIK)[1,8,12,18,19]	$29,096,192	$4,199,673	$547,370	$32,748,495	—	2,989	4,298	33,076
								46,261
Total bonds, notes & other debt instruments								103,732

14	The Income Fund of America

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2019 (000)

Short-term securities 8.38%
Money market investments 8.38%
Capital Group Central Cash Fund 2.30%[9]	—	160,183,353	67,966,801	92,216,552	$(3)	$(116)	$73,694	$9,220,733
Total 11.28%					$(29,495)	$(387,607)	$245,043	$12,413,854

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $17,532,970,000, which represented 15.94% of the net assets of the fund. This amount includes $17,393,028,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Step bond; coupon rate may change at a later date.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $4,732,133,000, which represented 4.30% of the net assets of the fund.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,064,000, which represented .01% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically.
[9]	Rate represents the seven-day yield at July 31, 2019.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.
[12]	Value determined using significant unobservable inputs.
[13]	Security did not produce income during the last 12 months.
[14]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[15]	Unaffiliated issuer at 7/31/2019.
[16]	This security was an unaffiliated issuer in its initial period of acquisition at 7/31/2018; it was not publicly disclosed.
[17]	This security changed its name during the reporting period.
[18]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $363,433,000, which represented .33% of the net assets of the fund.
[19]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ascent Resources - Utica, LLC, Class A	4/25/2016-11/15/2016	$56,848	$24,247	.03%
Rotech Healthcare Inc.	11/26/2014	19,660	5,432	.00
White Star Petroleum Corp., Class A	6/30/2016	4,354	65	.00
Other private placement securities	8/31/2018-11/16/2018	12,339	13,150	.01
Total private placement securities		$93,201	$42,894	.04%

Key to abbreviations and symbol

ADR = American Depositary Receipts

AUD = Australian dollars

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

The Income Fund of America	15

Financial statements

Statement of assets and liabilities at July 31, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $80,220,093)	$98,089,151
Affiliated issuers (cost: $12,135,422)	12,413,854	$110,503,005
Cash		12,717
Cash denominated in currencies other than U.S. dollars (cost: $17,167)		17,050
Unrealized appreciation on open forward currency contracts		1,042
Receivables for:
Sales of investments	772,750
Sales of fund’s shares	58,547
Dividends and interest	338,692
Variation margin on futures contracts	2,357	1,172,346
		111,706,160
Liabilities:
Payables for:
Purchases of investments	1,578,788
Repurchases of fund’s shares	56,701
Investment advisory services	17,768
Services provided by related parties	28,130
Trustees’ deferred compensation	4,536
Variation margin on futures contracts	3,743
Other	8,688	1,698,354
Net assets at July 31, 2019		$110,007,806

Net assets consist of:
Capital paid in on shares of beneficial interest		$87,948,023
Total distributable earnings		22,059,783
Net assets at July 31, 2019		$110,007,806

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (4,879,776 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$73,593,978	3,261,769		$22.56
Class C	4,279,227	192,325		22.25
Class T	10	—	*	22.57
Class F-1	4,022,024	178,759		22.50
Class F-2	9,424,894	418,055		22.54
Class F-3	3,342,921	148,209		22.56
Class 529-A	1,703,467	75,674		22.51
Class 529-C	271,021	12,082		22.43
Class 529-E	63,599	2,835		22.43
Class 529-T	12	1		22.57
Class 529-F-1	92,029	4,089		22.50
Class R-1	98,583	4,400		22.41
Class R-2	439,107	19,709		22.28
Class R-2E	35,893	1,596		22.49
Class R-3	953,869	42,459		22.46
Class R-4	1,018,407	45,224		22.52
Class R-5E	21,254	943		22.54
Class R-5	445,391	19,739		22.56
Class R-6	10,202,120	451,908		22.58

*	Amount less than one thousand.

See notes to financial statements.

16	The Income Fund of America

Statement of operations for the year ended July 31, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $57,510; also includes $233,780 from affiliates)	$2,825,981
Interest (includes $11,263 from affiliates)	1,224,642	$4,050,623
Fees and expenses*:
Investment advisory services	233,422
Distribution services	254,899
Transfer agent services	71,719
Administrative services	25,154
Reports to shareholders	1,781
Registration statement and prospectus	3,605
Trustees’ compensation	581
Auditing and legal	112
Custodian	3,493
Other	1,900
Total fees and expenses before reimbursements	596,666
Less transfer agent services reimbursements	1
Total fees and expenses after reimbursements		596,665
Net investment income		3,453,958

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investment:
Unaffiliated issuers	2,160,110
Affiliated issuers	(29,495)
Futures contracts	20,421
Forward currency contracts	2,663
Currency transactions	(5,741)	2,147,958
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $6,378):
Unaffiliated issuers	(848,496)
Affiliated issuers	(387,607)
Futures contracts	13,312
Forward currency contracts	1,919
Currency translations	(952)	(1,221,824)
Net realized gain and unrealized depreciation		926,134

Net increase in net assets resulting from operations		$4,380,092

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

The Income Fund of America	17

Statements of changes in net assets

(dollars in thousands)

	Year ended July 31,
	2019	2018
Operations:
Net investment income	$3,453,958	$3,434,227
Net realized gain	2,147,958	5,322,733
Net unrealized depreciation	(1,221,824)	(1,408,318)
Net increase in net assets resulting from operations	4,380,092	7,348,642

Distributions paid to shareholders	(7,414,017)	(5,410,743	)*

Net capital share transactions	3,194,883	406,082

Total increase in net assets	160,958	2,343,981

Net assets:
Beginning of year	109,846,848	107,502,867
End of year	$110,007,806	$109,846,848

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $3,078,521 from net investment income and $2,332,222 from net realized gain on investments.

See notes to financial statements.

18	The Income Fund of America

Notes to financial statements

1. Organization

The Income Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

The Income Fund of America	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of

20	The Income Fund of America

trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of July 31, 2019 (dollars in thousands):

The Income Fund of America	21

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$9,834,510	$1,660,260	$—	$11,494,770
Health care	4,907,843	3,869,261	5,432	8,782,536
Information technology	6,960,356	1,401,916	259	8,362,531
Consumer staples	4,891,037	2,231,344	—	7,122,381
Industrials	4,917,061	1,968,647	—	6,885,708
Real estate	6,092,451	229,164	—	6,321,615
Consumer discretionary	5,153,829	862,928	—	6,016,757
Energy	3,464,465	1,275,622	24,312	4,764,399
Materials	2,626,496	1,958,465	—	4,584,961
Utilities	3,510,139	1,050,661	—	4,560,800
Communication services	1,877,199	837,662	2	2,714,863
Preferred securities	225,259	64,383	—	289,642
Rights & warrants	—	17	468	485
Convertible stocks	368,597	—	23,073	391,670
Convertible bonds	—	9,790	—	9,790
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	12,223,651	46,261	12,269,912
U.S. Treasury bonds & notes	—	12,034,548	—	12,034,548
Mortgage-backed obligations	—	3,551,131	—	3,551,131
Federal agency bonds & notes	—	680,042	—	680,042
Municipals	—	181,872	—	181,872
Other bonds & notes	—	227,216	—	227,216
Short-term securities	9,220,733	34,643	—	9,255,376
Total	$64,049,975	$46,353,223	$99,807	$110,503,005

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$13,794	$—	$—	$13,794
Unrealized appreciation on open forward currency contracts	—	1,042	—	1,042
Liabilities:
Unrealized depreciation on futures contracts	(482)	—	—	(482)
Total	$13,312	$1,042	$—	$14,354

*	Futures contracts and forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

22	The Income Fund of America

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract

The Income Fund of America	23

is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $2,535,807,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $56,620,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and forward currency contracts as of, or for the year ended, July 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$13,794	Unrealized depreciation*	$482
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,042	Unrealized depreciation on open forward currency contracts	—
			$14,836		$482

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$20,421	Net unrealized appreciation on futures contracts	$13,312
Forward currency	Currency	Net realized gain on forward currency contracts	2,663	Net unrealized appreciation on forward currency contracts	1,919
			$23,084		$15,231

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

24	The Income Fund of America

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts and future delivery contracts. For futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of July 31, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Citibank	$1,042	$—	$—	$(580)	$462

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The Income Fund of America	25

During the year ended July 31, 2019, the fund reclassified $123,860,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,357,571
Undistributed long-term capital gains	2,446,608
Post-October capital loss deferral*	(150,988)
Gross unrealized appreciation on investments	20,991,459
Gross unrealized depreciation on investments	(2,538,149)
Net unrealized appreciation on investments	18,453,310
Cost of investments	92,064,049

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended July 31, 2019						Year ended July 31, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$2,232,093		$2,795,285		$5,027,378		$2,156,875		$1,628,666		$3,785,541
Class C	104,257		178,548		282,805		108,090		114,785		222,875
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	120,607		155,844		276,451		125,422		98,429		223,851
Class F-2	287,742		341,463		629,205		234,083		163,657		397,740
Class F-3	101,270		111,167		212,437		73,151		48,964		122,115
Class 529-A	50,203		64,507		114,710		47,047		36,923		83,970
Class 529-C	6,511		11,438		17,949		7,056		7,401		14,457
Class 529-E	1,803		2,546		4,349		1,749		1,494		3,243
Class 529-T	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-1	2,789		3,362		6,151		2,297		1,609		3,906
Class R-1	2,367		4,137		6,504		2,448		2,641		5,089
Class R-2	10,497		17,984		28,481		10,628		11,337		21,965
Class R-2E	818		1,195		2,013		577		519		1,096
Class R-3	26,432		37,837		64,269		27,649		24,346		51,995
Class R-4	31,390		40,842		72,232		35,460		28,433		63,893
Class R-5E	368		314		682		83		38		121
Class R-5	14,329		16,467		30,796		13,490		9,277		22,767
Class R-6	301,670		335,935		637,605		232,416		153,703		386,119
Total	$3,295,146		$4,118,871		$7,414,017		$3,078,521		$2,332,222		$5,410,743

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.121% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2019, the investment advisory services fee was $233,422,000, which was equivalent to an annualized rate of 0.218% of average daily net assets.

26	The Income Fund of America

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of July 31, 2019, unreimbursed expenses subject to reimbursement totaled $3,620,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

The Income Fund of America	27

For the year ended July 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$181,067	$48,145		$8,502		Not applicable
Class C	44,574	2,997		2,166		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	9,991	4,926		1,937		Not applicable
Class F-2	Not applicable	9,743		4,264		Not applicable
Class F-3	Not applicable	131		1,444		Not applicable
Class 529-A	3,998	972		807		$1,101
Class 529-C	2,829	170		140		190
Class 529-E	321	17		31		42
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	49		42		57
Class R-1	1,041	104		51		Not applicable
Class R-2	3,419	1,608		220		Not applicable
Class R-2E	191	66		15		Not applicable
Class R-3	4,858	1,472		470		Not applicable
Class R-4	2,610	1,058		505		Not applicable
Class R-5E	Not applicable	18		6		Not applicable
Class R-5	Not applicable	210		210		Not applicable
Class R-6	Not applicable	33		4,344		Not applicable
Total class-specific expenses	$254,899	$71,719		$25,154		$1,390

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $581,000 in the fund’s statement of operations reflects $353,000 in current fees (either paid in cash or deferred) and a net increase of $228,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended July 31, 2019.

28	The Income Fund of America

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended July 31, 2019

Class A	$4,162,250	188,066	$4,922,150	231,986		$(8,669,132)	(391,576)	$415,268	28,476
Class C	386,074	17,643	277,181	13,295		(1,150,598)	(52,574)	(487,343)	(21,636)
Class T	—	—	—	—		—	—	—	—
Class F-1	480,113	21,655	266,265	12,590		(846,788)	(38,188)	(100,410)	(3,943)
Class F-2	2,419,691	108,946	600,100	28,291		(2,030,912)	(92,013)	988,879	45,224
Class F-3	1,047,610	47,073	208,107	9,798		(589,610)	(26,656)	666,107	30,215
Class 529-A	180,089	8,114	114,667	5,418		(276,737)	(12,462)	18,019	1,070
Class 529-C	31,921	1,442	17,938	854		(91,058)	(4,113)	(41,199)	(1,817)
Class 529-E	7,296	329	4,349	207		(14,605)	(661)	(2,960)	(125)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	24,651	1,107	6,148	290		(17,619)	(799)	13,180	598
Class R-1	9,946	449	6,495	310		(30,556)	(1,380)	(14,115)	(621)
Class R-2	83,006	3,789	28,431	1,361		(146,255)	(6,662)	(34,818)	(1,512)
Class R-2E	12,242	557	2,013	95		(5,766)	(263)	8,489	389
Class R-3	151,181	6,824	64,138	3,040		(288,092)	(13,007)	(72,773)	(3,143)
Class R-4	154,888	6,952	72,218	3,411		(327,678)	(14,808)	(100,572)	(4,445)
Class R-5E	15,908	729	681	32		(2,013)	(91)	14,576	670
Class R-5	50,637	2,279	30,691	1,445		(72,454)	(3,247)	8,874	477
Class R-6	1,742,045	78,778	637,513	29,992		(463,878)	(20,796)	1,915,680	87,974
Total net increase (decrease)	$10,959,548	494,732	$7,259,086	342,415		$(15,023,751)	(679,296)	$3,194,883	157,851

Year ended July 31, 2018

Class A	$3,944,538	170,097	$3,697,733	159,750		$(9,869,190)	(425,730)	$(2,226,919)	(95,883)
Class C	437,444	19,097	217,737	9,515		(1,401,677)	(61,232)	(746,496)	(32,620)
Class T	—	—	—	—		—	—	—	—
Class F-1	659,708	28,483	215,688	9,342		(1,319,981)	(57,189)	(444,585)	(19,364)
Class F-2	2,819,705	121,906	377,953	16,345		(1,740,606)	(75,201)	1,457,052	63,050
Class F-3	1,291,558	55,765	118,800	5,136		(463,912)	(20,009)	946,446	40,892
Class 529-A	293,575	12,556	83,949	3,634		(275,813)	(11,914)	101,711	4,276
Class 529-C	42,980	1,866	14,452	627		(210,830)	(9,023)	(153,398)	(6,530)
Class 529-E	7,257	314	3,241	141		(13,026)	(565)	(2,528)	(110)
Class 529-T	—	—	1	1		—	—	1	1
Class 529-F-1	20,719	895	3,906	169		(15,957)	(691)	8,668	373
Class R-1	14,112	616	5,083	221		(29,553)	(1,285)	(10,358)	(448)
Class R-2	102,737	4,470	21,942	958		(178,170)	(7,768)	(53,491)	(2,340)
Class R-2E	10,025	435	1,096	47		(5,399)	(234)	5,722	248
Class R-3	181,266	7,850	51,881	2,249		(379,359)	(16,435)	(146,212)	(6,336)
Class R-4	189,752	8,204	63,885	2,764		(486,249)	(21,090)	(232,612)	(10,122)
Class R-5E	8,076	352	121	5		(2,813)	(122)	5,384	235
Class R-5	88,281	3,801	22,662	979		(99,010)	(4,270)	11,933	510
Class R-6	1,921,096	82,963	385,991	16,677		(421,323)	(18,141)	1,885,764	81,499
Total net increase (decrease)	$12,032,829	519,670	$5,286,121	228,560		$(16,912,868)	(730,899)	$406,082	17,331

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $48,568,951,000 and $49,488,976,000, respectively, during the year ended ended July 31, 2019.

The Income Fund of America	29

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class A:
7/31/2019	$23.28	$.72	$.13	$.85	$(.69)	$(.88)	$(1.57)	$22.56	4.22%		$73,594		.56%		3.23%
7/31/2018	22.87	.73	.84	1.57	(.66)	(.50)	(1.16)	23.28	6.98		75,284		.55		3.16
7/31/2017	21.70	.74	1.10	1.84	(.67)	—	(.67)	22.87	8.65		76,148		.56		3.37
7/31/2016	21.31	.66	.76	1.42	(.66)	(.37)	(1.03)	21.70	7.10		75,437		.56		3.22
7/31/2015	21.45	.69	(.04)	.65	(.79)	—	(.79)	21.31	3.01		72,952		.55		3.19
Class C:
7/31/2019	22.98	.54	.13	.67	(.52)	(.88)	(1.40)	22.25	3.41		4,279		1.34		2.45
7/31/2018	22.59	.54	.82	1.36	(.47)	(.50)	(.97)	22.98	6.11		4,917		1.34		2.36
7/31/2017	21.44	.56	1.09	1.65	(.50)	—	(.50)	22.59	7.79		5,569		1.35		2.56
7/31/2016	21.06	.49	.76	1.25	(.50)	(.37)	(.87)	21.44	6.27		6,196		1.36		2.41
7/31/2015	21.21	.51	(.04)	.47	(.62)	—	(.62)	21.06	2.19		6,390		1.35		2.39
Class T:
7/31/2019	23.29	.77	.13	.90	(.74)	(.88)	(1.62)	22.57	4.44	[3]	—	[4]	.35	[3]	3.43	[3]
7/31/2018	22.88	.78	.84	1.62	(.71)	(.50)	(1.21)	23.29	7.19	[3]	—	[4]	.34	[3]	3.36	[3]
7/31/2017[5,6]	22.27	.29	.50	.79	(.18)	—	(.18)	22.88	3.54	[3,7]	—	[4]	.11	[3,7]	1.26	[3,7]

Class F-1:
7/31/2019	23.22	.70	.13	.83	(.67)	(.88)	(1.55)	22.50	4.15		4,022		.65		3.14
7/31/2018	22.82	.71	.83	1.54	(.64)	(.50)	(1.14)	23.22	6.84		4,243		.64		3.07
7/31/2017	21.65	.72	1.10	1.82	(.65)	—	(.65)	22.82	8.57		4,610		.65		3.28
7/31/2016	21.26	.64	.76	1.40	(.64)	(.37)	(1.01)	21.65	7.02		4,421		.65		3.12
7/31/2015	21.40	.67	(.04)	.63	(.77)	—	(.77)	21.26	2.94		4,160		.64		3.10
Class F-2:
7/31/2019	23.27	.76	.12	.88	(.73)	(.88)	(1.61)	22.54	4.36		9,425		.39		3.40
7/31/2018	22.86	.77	.84	1.61	(.70)	(.50)	(1.20)	23.27	7.16		8,675		.38		3.33
7/31/2017	21.69	.78	1.10	1.88	(.71)	—	(.71)	22.86	8.84		7,081		.39		3.54
7/31/2016	21.30	.70	.75	1.45	(.69)	(.37)	(1.06)	21.69	7.28		5,076		.39		3.38
7/31/2015	21.44	.73	(.04)	.69	(.83)	—	(.83)	21.30	3.20		4,042		.38		3.35

Class F-3:
7/31/2019	23.28	.78	.13	.91	(.75)	(.88)	(1.63)	22.56	4.52		3,343		.28		3.50
7/31/2018	22.87	.79	.84	1.63	(.72)	(.50)	(1.22)	23.28	7.27		2,747		.28		3.43
7/31/2017[5,8]	22.07	.49	.67	1.16	(.36)	—	(.36)	22.87	5.30	[7]	1,763		.30	[9]	4.33	[9]
Class 529-A:
7/31/2019	23.23	.70	.13	.83	(.67)	(.88)	(1.55)	22.51	4.15		1,704		.64		3.15
7/31/2018	22.83	.71	.83	1.54	(.64)	(.50)	(1.14)	23.23	6.87		1,733		.63		3.08
7/31/2017	21.66	.72	1.10	1.82	(.65)	—	(.65)	22.83	8.58		1,606		.64		3.30
7/31/2016	21.27	.64	.76	1.40	(.64)	(.37)	(1.01)	21.66	7.00		1,525		.66		3.11
7/31/2015	21.41	.67	(.04)	.63	(.77)	—	(.77)	21.27	2.92		1,489		.65		3.09

30	The Income Fund of America

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
7/31/2019	$23.15	$.53	$.13	$.66	$(.50)	$(.88)	$(1.38)	$22.43	3.37%		$271		1.38%		2.41%
7/31/2018	22.73	.53	.83	1.36	(.44)	(.50)	(.94)	23.15	6.06		322		1.39		2.30
7/31/2017	21.57	.55	1.09	1.64	(.48)	—	(.48)	22.73	7.74		464		1.41		2.52
7/31/2016	21.18	.48	.76	1.24	(.48)	(.37)	(.85)	21.57	6.20		463		1.43		2.34
7/31/2015	21.33	.50	(.05)	.45	(.60)	—	(.60)	21.18	2.09		466		1.42		2.32
Class 529-E:
7/31/2019	23.16	.65	.12	.77	(.62)	(.88)	(1.50)	22.43	3.87		64		.86		2.92
7/31/2018	22.76	.66	.83	1.49	(.59)	(.50)	(1.09)	23.16	6.63		69		.86		2.84
7/31/2017	21.60	.67	1.09	1.76	(.60)	—	(.60)	22.76	8.30		70		.87		3.06
7/31/2016	21.21	.59	.76	1.35	(.59)	(.37)	(.96)	21.60	6.76		66		.89		2.88
7/31/2015	21.35	.62	(.04)	.58	(.72)	—	(.72)	21.21	2.68		64		.89		2.85
Class 529-T:
7/31/2019	23.29	.75	.13	.88	(.72)	(.88)	(1.60)	22.57	4.38	[3]	—	[4]	.41	[3]	3.37	[3]
7/31/2018	22.88	.76	.84	1.60	(.69)	(.50)	(1.19)	23.29	7.12	[3]	—	[4]	.41	[3]	3.30	[3]
7/31/2017[5,6]	22.27	.28	.50	.78	(.17)	—	(.17)	22.88	3.52	[3,7]	—	[4]	.13	[3,7]	1.24	[3,7]
Class 529-F-1:
7/31/2019	23.23	.75	.13	.88	(.73)	(.88)	(1.61)	22.50	4.36		92		.40		3.39
7/31/2018	22.83	.77	.82	1.59	(.69)	(.50)	(1.19)	23.23	7.10		81		.40		3.32
7/31/2017	21.66	.78	1.09	1.87	(.70)	—	(.70)	22.83	8.83		71		.41		3.53
7/31/2016	21.27	.69	.76	1.45	(.69)	(.37)	(1.06)	21.66	7.25		61		.43		3.34
7/31/2015	21.41	.72	(.04)	.68	(.82)	—	(.82)	21.27	3.16		58		.42		3.31
Class R-1:
7/31/2019	23.13	.53	.14	.67	(.51)	(.88)	(1.39)	22.41	3.38		99		1.37		2.41
7/31/2018	22.73	.54	.83	1.37	(.47)	(.50)	(.97)	23.13	6.09		116		1.37		2.33
7/31/2017	21.57	.55	1.10	1.65	(.49)	—	(.49)	22.73	7.76		124		1.39		2.53
7/31/2016	21.18	.49	.76	1.25	(.49)	(.37)	(.86)	21.57	6.25		133		1.37		2.40
7/31/2015	21.33	.51	(.05)	.46	(.61)	—	(.61)	21.18	2.16		139		1.36		2.38
Class R-2:
7/31/2019	23.01	.53	.13	.66	(.51)	(.88)	(1.39)	22.28	3.37		439		1.38		2.41
7/31/2018	22.62	.54	.82	1.36	(.47)	(.50)	(.97)	23.01	6.09		488		1.37		2.34
7/31/2017	21.47	.55	1.09	1.64	(.49)	—	(.49)	22.62	7.77		533		1.40		2.52
7/31/2016	21.09	.49	.75	1.24	(.49)	(.37)	(.86)	21.47	6.25		577		1.36		2.41
7/31/2015	21.23	.52	(.04)	.48	(.62)	—	(.62)	21.09	2.24		599		1.32		2.42
Class R-2E:
7/31/2019	23.22	.60	.13	.73	(.58)	(.88)	(1.46)	22.49	3.66		36		1.08		2.71
7/31/2018	22.82	.61	.83	1.44	(.54)	(.50)	(1.04)	23.22	6.40		28		1.08		2.63
7/31/2017	21.66	.65	1.08	1.73	(.57)	—	(.57)	22.82	8.11		22		1.09		2.95
7/31/2016	21.29	.58	.75	1.33	(.59)	(.37)	(.96)	21.66	6.64		7		1.03		2.86
7/31/2015[5,10]	21.98	.54	(.47)	.07	(.76)	—	(.76)	21.29	.28	[3,7]	—	[4]	.96	[3,9]	2.73	[3,9]

See end of table for footnotes.

The Income Fund of America	31

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-3:
7/31/2019	$23.19	$.63	$.13	$.76	$(.61)	$(.88)	$(1.49)	$22.46	3.80%		$954		.93%		2.86%
7/31/2018	22.78	.64	.84	1.48	(.57)	(.50)	(1.07)	23.19	6.60		1,057		.92		2.78
7/31/2017	21.62	.65	1.10	1.75	(.59)	—	(.59)	22.78	8.23		1,183		.95		2.97
7/31/2016	21.23	.59	.75	1.34	(.58)	(.37)	(.95)	21.62	6.71		1,217		.92		2.85
7/31/2015	21.37	.61	(.04)	.57	(.71)	—	(.71)	21.23	2.65		1,275		.92		2.83
Class R-4:
7/31/2019	23.24	.70	.13	.83	(.67)	(.88)	(1.55)	22.52	4.15		1,018		.63		3.16
7/31/2018	22.83	.71	.84	1.55	(.64)	(.50)	(1.14)	23.24	6.90		1,154		.63		3.07
7/31/2017	21.67	.73	1.09	1.82	(.66)	—	(.66)	22.83	8.54		1,365		.64		3.31
7/31/2016	21.27	.65	.76	1.41	(.64)	(.37)	(1.01)	21.67	7.07		1,189		.62		3.15
7/31/2015	21.42	.68	(.06)	.62	(.77)	—	(.77)	21.27	2.90		1,203		.62		3.12
Class R-5E:
7/31/2019	23.26	.74	.14	.88	(.72)	(.88)	(1.60)	22.54	4.38		21		.42		3.34
7/31/2018	22.85	.78	.82	1.60	(.69)	(.50)	(1.19)	23.26	7.14		6		.41		3.38
7/31/2017	21.69	.90	.95	1.85	(.69)	—	(.69)	22.85	8.72		1		.44		4.04
7/31/2016[5,11]	21.03	.47	1.07	1.54	(.51)	(.37)	(.88)	21.69	7.70	[7]	—	[4]	.48	[9]	3.30	[9]
Class R-5:
7/31/2019	23.28	.77	.13	.90	(.74)	(.88)	(1.62)	22.56	4.47		445		.32		3.46
7/31/2018	22.87	.78	.84	1.62	(.71)	(.50)	(1.21)	23.28	7.21		449		.33		3.38
7/31/2017	21.70	.78	1.11	1.89	(.72)	—	(.72)	22.87	8.89		429		.34		3.53
7/31/2016	21.31	.71	.76	1.47	(.71)	(.37)	(1.08)	21.70	7.34		516		.33		3.46
7/31/2015	21.45	.74	(.04)	.70	(.84)	—	(.84)	21.31	3.25		658		.32		3.41
Class R-6:
7/31/2019	23.30	.78	.13	.91	(.75)	(.88)	(1.63)	22.58	4.52		10,202		.28		3.51
7/31/2018	22.88	.80	.84	1.64	(.72)	(.50)	(1.22)	23.30	7.31		8,478		.28		3.44
7/31/2017	21.71	.81	1.09	1.90	(.73)	—	(.73)	22.88	8.95		6,464		.28		3.68
7/31/2016	21.32	.72	.76	1.48	(.72)	(.37)	(1.09)	21.71	7.39		4,606		.28		3.49
7/31/2015	21.46	.75	(.04)	.71	(.85)	—	(.85)	21.32	3.30		3,176		.28		3.45

	Year ended July 31,
Portfolio turnover rate for all share classes[12,13]	2019	2018	2017	2016	2015
Excluding mortgage dollar roll transactions	48%	53%	34%	39%	32%
Including mortgage dollar roll transactions	67%	70%	42%	52%	45%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[4]	Amount less than $1 million.
[5]	Based on operations for a period that is less than a full year.
[6]	Class T and 529-T shares began investment operations on April 7, 2017.
[7]	Not annualized.
[8]	Class F-3 shares began investment operations on January 27, 2017.
[9]	Annualized.
[10]	Class R-2E shares began investment operations on August 29, 2014.
[11]	Class R-5E shares began investment operations on November 20, 2015.
[12]	Refer to Note 5 for more information on mortgage dollar rolls.
[13]	Rates do not include the portfolio activity of Capital Group Central Cash Fund.

See notes to financial statements.

32	The Income Fund of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Income Fund of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the summary investment portfolio, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
September 10, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

The Income Fund of America	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2019, through July 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	The Income Fund of America

	Beginning account value 2/1/2019	Ending account value 7/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,065.53	$2.87	.56%
Class A – assumed 5% return	1,000.00	1,022.02	2.81	.56
Class C – actual return	1,000.00	1,061.35	6.85	1.34
Class C – assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class T – actual return	1,000.00	1,066.61	1.79	.35
Class T – assumed 5% return	1,000.00	1,023.06	1.76	.35
Class F-1 – actual return	1,000.00	1,065.24	3.28	.64
Class F-1 – assumed 5% return	1,000.00	1,021.62	3.21	.64
Class F-2 – actual return	1,000.00	1,065.96	1.95	.38
Class F-2 – assumed 5% return	1,000.00	1,022.91	1.91	.38
Class F-3 – actual return	1,000.00	1,066.98	1.43	.28
Class F-3 – assumed 5% return	1,000.00	1,023.41	1.40	.28
Class 529-A – actual return	1,000.00	1,065.26	3.23	.63
Class 529-A – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 529-C – actual return	1,000.00	1,061.07	7.05	1.38
Class 529-C – assumed 5% return	1,000.00	1,017.95	6.90	1.38
Class 529-E – actual return	1,000.00	1,063.83	4.45	.87
Class 529-E – assumed 5% return	1,000.00	1,020.48	4.36	.87
Class 529-T – actual return	1,000.00	1,066.32	2.05	.40
Class 529-T – assumed 5% return	1,000.00	1,022.81	2.01	.40
Class 529-F-1 – actual return	1,000.00	1,066.03	2.05	.40
Class 529-F-1 – assumed 5% return	1,000.00	1,022.81	2.01	.40
Class R-1 – actual return	1,000.00	1,061.18	7.00	1.37
Class R-1 – assumed 5% return	1,000.00	1,018.00	6.85	1.37
Class R-2 – actual return	1,000.00	1,061.17	7.00	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.00	6.85	1.37
Class R-2E – actual return	1,000.00	1,062.63	5.52	1.08
Class R-2E – assumed 5% return	1,000.00	1,019.44	5.41	1.08
Class R-3 – actual return	1,000.00	1,063.41	4.71	.92
Class R-3 – assumed 5% return	1,000.00	1,020.23	4.61	.92
Class R-4 – actual return	1,000.00	1,065.29	3.17	.62
Class R-4 – assumed 5% return	1,000.00	1,021.72	3.11	.62
Class R-5E – actual return	1,000.00	1,066.39	2.10	.41
Class R-5E – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class R-5 – actual return	1,000.00	1,066.75	1.64	.32
Class R-5 – assumed 5% return	1,000.00	1,023.21	1.61	.32
Class R-6 – actual return	1,000.00	1,066.93	1.43	.28
Class R-6 – assumed 5% return	1,000.00	1,023.41	1.40	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2019:

Long-term capital gains	$4,242,692,000
Qualified dividend income	$2,608,115,000
Corporate dividends received deduction	$1,620,826,000
U.S. government income that may be exempt from state taxation	$375,233,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

The Income Fund of America	35

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42	The Income Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	88	General Finance Corporation
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International; Southern California Edison
Vanessa C. L. Chang, 1952	2012	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy
James J. Postl, 1946 Chairman of the Board (Independent and Non-Executive)	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Jossette Sheeran, 1954	2019	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2012	CEO, Texas2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	89	None
Isaac Stein, 1946	2004	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961 Co-President and Trustee	1998	Partner — Capital World Investors, Capital Research and Management Company	4	None
Gregory D. Johnson, 1963	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 44 for footnotes.

The Income Fund of America	43

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 Co-President	2004	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Donald H. Rolfe, 1972 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
David A. Daigle, 1967 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[7]
Paul Flynn, 1966 Senior Vice President	2017	Partner — Capital World Investors, Capital International Sàrl[7]
James R. Mulally, 1952 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Dina N. Perry, 1945 Senior Vice President	1994	Partner — Capital World Investors, Capital Research and Management Company
Paul F. Roye, 1953 Senior Vice President	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Pramod Atluri, 1976 Vice President	2019	Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Vice President — Capital Fixed Income Investors, Capital Bank and Trust Company[7]
Anirudh Samsi, 1971 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
Shannon Ward, 1964 Vice President	2019	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company
Courtney R. Taylor, 1975 Assistant Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Paul Flynn and Anirudh Samsi, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

44	The Income Fund of America

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street,
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2019, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

IFA

Registrant:
a) Audit Fees:
2018	$174,000
2019	$30,000

b) Audit-Related Fees:
2018	$29,000
2019	$25,000

c) Tax Fees:
2018	$10,000
2019	$10,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	$1,129,000
2019	$1,238,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	$5,000
2019	$5,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,275,000 for fiscal year 2018 and $1,281,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Income Fund of America®

Investment portfolio

July 31, 2019

Common stocks 65.10% Financials 10.45%	Shares	Value (000)
JPMorgan Chase & Co.	21,587,162	$2,504,112
CME Group Inc., Class A	9,740,400	1,893,729
The Blackstone Group Inc., Class A	18,955,171	909,469
B3 SA - Brasil, Bolsa, Balcao	63,238,000	699,100
SunTrust Banks, Inc.	8,888,999	592,007
KeyCorp	26,542,000	487,577
DBS Group Holdings Ltd.1	23,101,604	441,510
PNC Financial Services Group, Inc.	2,831,900	404,679
Wells Fargo & Co.	8,090,053	391,639
Citigroup Inc.	5,185,000	368,965
T. Rowe Price Group, Inc.	3,000,000	340,170
BB Seguridade Participações SA	38,850,000	330,337
Apollo Global Management, LLC, Class A	9,807,700	323,654
BlackRock, Inc.	556,600	260,311
Hang Seng Bank Ltd.1	9,943,000	235,714
BNP Paribas SA1	4,400,000	204,456
Sberbank of Russia PJSC (ADR)1	13,681,250	203,816
HSBC Holdings PLC (GBP denominated)1	20,679,777	164,698
Ares Management Corp., Class A	5,143,000	150,433
Toronto-Dominion Bank (CAD denominated)	2,471,000	144,444
Banco Santander, SA1	33,000,000	140,473
National Australia Bank Ltd.1	5,811,000	112,972
KBC Groep NV1	1,170,000	75,142
AXA SA1	2,635,000	66,598
The Bank of N.T. Butterfield & Son Ltd.	580,000	18,229
First Hawaiian, Inc.	585,000	15,655
Macquarie Group Ltd.1	82,000	7,165
AURELIUS Equity Opportunities SE & Co. KGaA, non-registered shares1	112,000	4,504
Sabre Insurance Group PLC1	1,000,000	3,212
		11,494,770
Health care 7.98%
Merck & Co., Inc.	29,699,493	2,464,761
AstraZeneca PLC1	20,106,200	1,725,764
Pfizer Inc.	41,981,181	1,630,549
GlaxoSmithKline PLC1	62,138,000	1,285,856
Novartis AG1	5,802,000	532,038
Gilead Sciences, Inc.	8,088,000	529,926
Bristol-Myers Squibb Co.	6,000,000	266,460
Takeda Pharmaceutical Co. Ltd.1	5,803,000	200,779
Sanofi1	1,496,000	124,824
Advanz Pharma Corp.2,3	961,943	13,105
Advanz Pharma Corp.2	223,343	3,042
Rotech Healthcare Inc.1,2,3,4,5	543,172	5,432
		8,782,536

The Income Fund of America — Page 1 of 41

Common stocks (continued) Information technology 7.60%	Shares	Value (000)
Microsoft Corp.	19,257,054	$2,624,159
Broadcom Inc.	5,092,112	1,476,662
Taiwan Semiconductor Manufacturing Co., Ltd.1	139,385,500	1,152,366
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,855,000	79,078
Intel Corp.	20,499,200	1,036,235
QUALCOMM Inc.	10,713,000	783,763
Texas Instruments Inc.	5,150,000	643,801
Paychex, Inc.	2,370,000	196,828
Cisco Systems, Inc.	2,163,000	119,830
Tokyo Electron Ltd.1	647,500	109,930
Vanguard International Semiconductor Corp.1	50,830,886	102,496
Atea ASA1	2,916,201	37,124
Corporate Risk Holdings I, Inc.1,2,5	2,205,215	259
		8,362,531
Consumer staples 6.47%
Altria Group, Inc.	25,327,000	1,192,142
Procter & Gamble Co.	8,000,000	944,320
Philip Morris International Inc.	10,272,200	858,859
Unilever PLC1	11,630,000	700,456
Unilever PLC (ADR)	1,300,000	78,156
Coca-Cola Co.	13,783,000	725,399
British American Tobacco PLC1	19,595,000	699,214
Kellogg Co.	8,900,000	518,158
Nestlé SA1	4,237,617	449,685
Anheuser-Busch InBev SA/NV1	3,776,729	381,989
General Mills, Inc.	5,250,000	278,827
Walgreens Boots Alliance, Inc.	2,195,000	119,606
Costco Wholesale Corp.	268,000	73,869
Conagra Brands, Inc.	2,548,000	73,561
Keurig Dr Pepper Inc.	1,000,000	28,140
		7,122,381
Industrials 6.26%
Lockheed Martin Corp.	4,492,000	1,626,868
United Parcel Service, Inc., Class B	8,617,126	1,029,488
Emerson Electric Co.	9,000,000	583,920
BAE Systems PLC1	86,543,776	575,361
Edenred SA1	9,592,234	481,004
Hubbell Inc.4	3,430,000	445,488
Boeing Co.	1,210,000	412,828
Illinois Tool Works Inc.	2,030,000	313,087
Norfolk Southern Corp.	1,600,000	305,792
KONE OYJ, Class B1	4,195,000	239,108
International Consolidated Airlines Group, SA (CDI)1	39,520,000	203,554
ACS, Actividades de Construcción y Servicios, SA1	3,887,371	156,902
Sandvik AB1	7,408,000	114,004
PACCAR Inc.	1,535,000	107,665
Meggitt PLC1	12,916,300	93,400
Watsco, Inc.	565,000	91,880
VINCI SA1	885,604	90,763
Coor Service Management Holding AB1	1,150,000	9,668

The Income Fund of America — Page 2 of 41

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Fjord1 ASA1	1,114,253	$4,883
Cornerstone Building Brands Inc.2,3	7,713	45
		6,885,708
Real estate 5.75%
Crown Castle International Corp. REIT	9,442,000	1,258,241
Digital Realty Trust, Inc. REIT	9,999,000	1,143,486
Simon Property Group, Inc. REIT	4,745,750	769,761
Iron Mountain Inc. REIT4	16,245,000	477,765
Gaming and Leisure Properties, Inc. REIT4	12,537,400	472,785
Public Storage REIT	1,944,500	472,047
Prologis, Inc. REIT	5,105,000	411,514
Brookfield Property Partners LP	11,890,000	229,715
Link REIT1	19,651,812	229,164
American Tower Corp. REIT	1,007,173	213,138
Camden Property Trust REIT	1,855,785	192,463
Lamar Advertising Co. REIT, Class A	2,353,322	190,431
Vornado Realty Trust REIT, Shares of Beneficial Interest	1,795,000	115,454
Weyerhaeuser Co. REIT2	3,520,537	89,457
Redwood Trust, Inc. REIT	3,321,159	56,194
		6,321,615
Consumer discretionary 5.47%
General Motors Co.	34,938,712	1,409,428
Target Corp.	11,700,000	1,010,880
Home Depot, Inc.	3,761,500	803,795
Carnival Corp., units	13,526,000	638,833
Las Vegas Sands Corp.	10,459,650	632,181
Sands China Ltd.1	82,673,800	399,592
McDonald’s Corp.	1,570,000	330,830
Darden Restaurants, Inc.	2,200,000	267,432
Industria de Diseño Textil, SA1	4,728,330	141,016
Nokian Renkaat Oyj1	3,869,237	110,911
Domino’s Pizza Group PLC1,4	30,671,123	91,583
Kontoor Brands, Inc.	1,580,000	46,341
Kindred Group PLC (SDR)1	6,940,535	42,862
Dustin Group AB1	4,201,291	36,148
Kingfisher PLC1	11,023,605	29,657
Best Buy Co., Inc.	184,353	14,109
Nien Made Enterprise Co., Ltd.1	1,450,000	11,159
		6,016,757
Energy 4.33%
Occidental Petroleum Corp.	16,526,000	848,775
Chevron Corp.	6,674,500	821,698
Royal Dutch Shell PLC, Class B1	10,734,147	338,792
Royal Dutch Shell PLC, Class B (ADR)	5,080,000	322,428
Royal Dutch Shell PLC, Class A (ADR)	1,215	76
BP PLC1	87,255,000	575,431
Enbridge Inc.	12,535,090	418,547
Enbridge Inc. (CAD denominated)	15,000	501
Helmerich & Payne, Inc.	5,360,000	266,285
Williams Companies, Inc.	9,585,000	236,174
CNOOC Ltd.1	123,266,000	202,722
Keyera Corp.	5,190,000	132,050

The Income Fund of America — Page 3 of 41

Common stocks (continued) Energy (continued)	Shares	Value (000)
ConocoPhillips	1,990,000	$117,569
Baker Hughes, a GE Co., Class A	4,500,000	114,255
Exxon Mobil Corp.	1,531,000	113,845
Coal India Ltd.1	38,000,000	112,582
Rattler Midstream LP2	2,166,666	40,170
Rosneft Oil Co. PJSC (GDR)1	5,303,000	34,983
Inter Pipeline Ltd.	1,907,000	32,092
Ascent Resources - Utica, LLC, Class A1,2,3,4,5	110,214,618	24,247
Tribune Resources, Inc.1,2	3,935,815	10,036
Jones Energy II, Inc., Class A1,2	93,524	1,076
White Star Petroleum Corp., Class A1,2,3,4,5	6,511,401	65
		4,764,399
Materials 4.17%
LyondellBasell Industries NV	7,710,000	645,250
BHP Group PLC1	25,000,000	596,963
WestRock Co.4	16,074,832	579,498
Air Products and Chemicals, Inc.	1,754,971	400,607
Rio Tinto PLC1	6,902,000	391,903
Dow Inc.	7,400,463	358,478
BASF SE1	4,200,000	280,637
Boral Ltd.1,4	76,201,575	268,173
CF Industries Holdings, Inc.	5,150,000	255,234
Akzo Nobel NV1	2,508,444	236,622
DuPont de Nemours Inc.	3,004,629	216,814
Fortescue Metals Group Ltd.1	32,000,000	179,602
Packaging Corp. of America	915,242	92,412
Vale SA, ordinary nominative	5,418,360	70,719
Ardagh Group SA, Class A	450,000	7,484
Hexion Inc.2	320,375	4,565
		4,584,961
Utilities 4.15%
DTE Energy Co.	8,284,000	1,052,979
Public Service Enterprise Group Inc.	15,821,000	904,170
AES Corp.4	43,141,951	724,353
Enel SpA1	85,692,600	587,265
Brookfield Infrastructure Partners LP	10,680,000	472,823
Duke Energy Corp.	3,999,999	346,880
NTPC Ltd.1	132,306,417	243,283
Guangdong Investment Ltd.1	71,500,000	150,478
ContourGlobal PLC1	32,857,500	69,635
Dominion Energy, Inc.	90,000	6,686
Vistra Energy Corp.	104,735	2,248
		4,560,800
Communication services 2.47%
Verizon Communications Inc.	27,106,965	1,498,202
SK Telecom Co., Ltd.1	1,505,000	314,753
Advanced Info Service PCL, foreign registered1	33,110,000	228,890
Interpublic Group of Companies, Inc.	8,993,000	206,119
Shaw Communications Inc., Class B, nonvoting shares	8,578,875	168,158
WPP PLC1	12,500,000	147,165
HKBN Ltd.1	49,072,000	88,561
TalkTalk Telecom Group PLC1	45,499,473	58,293

The Income Fund of America — Page 4 of 41

Common stocks (continued) Communication services (continued)	Shares	Value (000)
Cumulus Media Inc., Class A2	217,442	$3,285
iHeartMedia, Inc., Class A2	64,955	972
Clear Channel Outdoor Holdings, Inc.2	152,827	463
Adelphia Recovery Trust, Series ACC-11,2,5	9,913,675	2
		2,714,863
Total common stocks (cost: $53,948,158,000)		71,611,321
Preferred securities 0.26% Financials 0.20%
Citigroup Inc. 9.121% preferred shares	2,368,637	64,427
Citigroup Inc., Series K, noncumulative, preferred depositary shares	2,145,767	61,154
PNC Financial Services Group, Inc., Series P, noncumulative, preferred depositary shares	2,000,000	53,840
Goldman Sachs Group, Inc., Series J, 5.50% preferred depositary shares	1,200,000	31,284
Wells Fargo & Co., Series Q, Class A, 5.85% noncumulative, preferred depositary shares	555,913	14,554
		225,259
Information technology 0.06%
Samsung Electronics Co., Ltd., nonvoting preferred shares1	2,015,000	62,775
Consumer discretionary 0.00%
Neiman Marcus Group, Inc. preferred shares2	1,683,792	1,608
Total preferred securities (cost: $283,705,000)		289,642
Rights & warrants 0.00% Energy 0.00%
Tribune Resources, Inc., Class A, warrants, expire 20231,2,5	1,778,694	256
Tribune Resources, Inc., Class B, warrants, expire 20231,2,5	1,383,428	140
Tribune Resources, Inc., Class C, warrants, expire 20231,2,5	948,600	72
Ultra Petroleum Corp., warrants, expire 20252	499,240	17
		485
Industrials 0.00%
Associated Materials, LLC, warrants, expire 20231,2,5	328,867	—6
Total rights & warrants (cost: $388,000)		485
Convertible stocks 0.36% Health care 0.16%
Danaher Corp., Series A, 4.75% cumulative convertible preferred 2022	150,000	170,235
Utilities 0.10%
DTE Energy Co., units, 6.50% convertible preferred 2019	1,055,000	58,869
Dominion Energy, Inc., Series A units, 6.75% convertible preferred 2019	1,044,568	52,437
		111,306
Real estate 0.05%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	44,500	53,656

The Income Fund of America — Page 5 of 41

Convertible stocks (continued) Consumer staples 0.03%	Shares	Value (000)
Bunge Ltd. 4.875% convertible preferred	322,700	$33,400
Industrials 0.02%
Associated Materials, LLC, 14.00% convertible preferred 20201,5	23,150	23,073
Total convertible stocks (cost: $356,062,000)		391,670
Convertible bonds 0.01% Communication services 0.01%	Principal amount (000)
DISH DBS Corp., convertible notes, 3.375% 2026	$ 4,900	4,503
Gogo Inc., convertible notes, 6.00% 20227	5,475	5,287
Total convertible bonds (cost: $10,827,000)		9,790
Bonds, notes & other debt instruments 26.31% Corporate bonds & notes 11.15% Financials 1.77%
ACE INA Holdings Inc. 2.30% 2020	4,485	4,486
ACE INA Holdings Inc. 2.875% 2022	1,955	1,990
ACE INA Holdings Inc. 3.35% 2026	1,440	1,516
ACE INA Holdings Inc. 4.35% 2045	510	604
AG Merger Sub II, Inc. 10.75% 20277	12,065	11,599
Alliant Holdings Intermediate LLC 8.25% 20237	5,150	5,292
Allstate Corp. 3.85% 2049	3,000	3,188
Ally Financial Inc. 4.25% 2021	21,955	22,384
Ally Financial Inc. 3.875% 2024	17,775	18,353
Ally Financial Inc. 5.125% 2024	54,430	59,737
Ally Financial Inc. 8.00% 2031	9,444	12,513
Ally Financial Inc. 8.00% 2031	9,000	12,074
American International Group, Inc. 3.90% 2026	2,550	2,695
American International Group, Inc. 4.80% 2045	2,100	2,351
AssuredPartners, Inc. 8.00% 20277	5,350	5,484
AXA Equitable Holdings, Inc. 4.35% 2028	5,000	5,262
AXA Equitable Holdings, Inc. 5.00% 2048	4,400	4,659
Bank of America Corp. 5.00% 2021	3,500	3,658
Bank of America Corp. 2.738% 2022 (3-month USD-LIBOR + 0.37% on 1/23/2021)8	5,925	5,945
Bank of America Corp. 2.816% 2023 (3-month USD-LIBOR + 0.93% on 7/21/2022)8	11,375	11,475
Bank of America Corp. 2.881% 2023 (3-month USD-LIBOR + 1.021% on 4/24/2022)8	4,500	4,541
Bank of America Corp. 3.124% 2023 (3-month USD-LIBOR + 1.16% on 1/20/2022)8	5,325	5,404
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)8	10,000	10,330
Bank of America Corp. 3.864% 2024 (3-month USD-LIBOR + 0.94% on 7/23/2023)8	13,475	14,133
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)8	600	621
Bank of America Corp. 3.559% 2027 (3-month USD-LIBOR + 1.06% on 4/23/2026)8	7,000	7,302
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)8	2,939	3,026
Bank of America Corp. 3.593% 2028 (3-month USD-LIBOR + 1.37% on 7/21/2027)8	11,000	11,485
Bank of America Corp. 3.194% 2030 (3-month USD-LIBOR + 1.18% on 7/23/2029)8	35,276	35,610
Bank of America Corp. 4.33% 2050 (3-month USD-LIBOR + 1.52% on 3/15/2049)8	3,000	3,411
Bank of Montreal 4.338% 20288	8,913	9,382
BB&T Corp. 2.45% 2020	19,000	19,007
Berkshire Hathaway Finance Corp. 4.20% 2048	12,520	14,106
Berkshire Hathaway Finance Corp. 4.25% 2049	3,500	3,962
Berkshire Hathaway Inc. 3.125% 2026	3,700	3,829

The Income Fund of America — Page 6 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Berkshire Hathaway Inc. 4.50% 2043	$1,800	$2,120
BNP Paribas 3.50% 20237	19,775	20,302
BNP Paribas 3.375% 20257	22,125	22,525
Capital One Financial Corp. 3.45% 2021	23,000	23,349
Capital One Financial Corp. 3.90% 2024	5,400	5,694
Capital One Financial Corp. 4.25% 2025	15,500	16,629
CIT Group Inc. 4.125% 2021	4,375	4,463
Citigroup Inc. 2.90% 2021	18,950	19,175
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)8	16,275	16,409
Citigroup Inc. 3.20% 2026	8,000	8,178
Citigroup Inc. 3.98% 2030 (3-month USD-LIBOR + 1.023% on 3/20/2029)8	9,286	9,923
Citigroup Inc. 4.65% 2048	5,860	6,909
Citigroup Inc., Series A, junior subordinated, 5.95% (3-month USD-LIBOR + 4.068% on 1/30/2023)8	13,295	13,983
CME Group Inc. 3.75% 2028	6,875	7,545
CME Group Inc. 4.15% 2048	14,470	16,577
CNA Financial Corp. 3.95% 2024	5,000	5,271
Compass Diversified Holdings 8.00% 20267	19,313	20,279
Crédit Agricole SA 3.75% 20237	12,500	12,951
Credit Suisse Group AG 2.75% 2020	18,000	18,037
Credit Suisse Group AG 3.45% 2021	4,150	4,211
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)7,8	4,750	4,765
Credit Suisse Group AG 3.80% 2023	14,925	15,487
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)7,8	9,905	10,266
Danske Bank AS 2.00% 20217	4,130	4,068
Danske Bank AS 2.70% 20227	6,615	6,617
Danske Bank AS 3.875% 20237	9,604	9,871
Deutsche Bank AG 2.70% 2020	20,000	19,908
Deutsche Bank AG 3.15% 2021	7,482	7,446
Deutsche Bank AG 3.375% 2021	1,825	1,818
Deutsche Bank AG 4.25% 2021	29,900	30,246
Deutsche Bank AG 4.25% 2021	725	733
Deutsche Bank AG 5.00% 2022	2,125	2,201
Deutsche Bank AG 3.95% 2023	9,700	9,794
Deutsche Bank AG 3.70% 2024	7,600	7,502
Discover Financial Services 3.35% 2023	3,675	3,771
Fairstone Financial Inc. 7.875% 20247	2,356	2,434
Ford Motor Credit Co. 5.085% 2021	1,565	1,612
Ford Motor Credit Co. 3.81% 2024	2,502	2,504
Ford Motor Credit Co. 5.584% 2024	7,000	7,486
FS Energy and Power Fund 7.50% 20237	17,225	17,613
Goldman Sachs Group, Inc. 5.25% 2021	2,475	2,607
Goldman Sachs Group, Inc. 5.75% 2022	23,400	25,214
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)8	10,904	10,994
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)8	8,000	8,321
Groupe BPCE SA 2.75% 20237	5,175	5,229
Groupe BPCE SA 5.70% 20237	21,170	23,225
Groupe BPCE SA 5.15% 20247	12,085	13,102
Guardian Life Global Funding 2.90% 20247	1,420	1,453
HSBC Holdings PLC 4.25% 2024	9,000	9,443
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)8	5,750	6,269
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)8	7,425	7,761
HUB International Ltd. 7.00% 20267	13,916	14,186
Icahn Enterprises Finance Corp. 6.25% 2022	22,275	22,946
Intesa Sanpaolo SpA 6.50% 20217	3,600	3,776

The Income Fund of America — Page 7 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Intesa Sanpaolo SpA 3.125% 20227	$11,300	$11,294
Intesa Sanpaolo SpA 3.375% 20237	6,950	6,971
Intesa Sanpaolo SpA 5.017% 20247	92,095	93,693
Intesa Sanpaolo SpA 5.71% 20267	24,773	25,541
Intesa Sanpaolo SpA 3.875% 20277	9,052	8,776
Intesa Sanpaolo SpA 3.875% 20287	3,400	3,298
Jefferies Financial Group Inc. 5.50% 2023	7,405	8,017
JPMorgan Chase & Co. 2.25% 2020	1,270	1,269
JPMorgan Chase & Co. 3.207% 2023 (3-month USD-LIBOR + 0.695% on 4/1/2022)8	350	356
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)8	9,775	10,138
JPMorgan Chase & Co. 3.625% 2024	900	947
JPMorgan Chase & Co. 3.797% 2024 (3-month USD-LIBOR + 0.89% on 7/23/2023)8	6,514	6,828
JPMorgan Chase & Co. 3.96% 2027 (3-month USD-LIBOR + 1.245% on 1/29/2026)8	6,500	6,947
JPMorgan Chase & Co. 3.54% 2028 (3-month USD-LIBOR + 1.38% on 5/1/2027)8	7,000	7,321
JPMorgan Chase & Co. 3.702% 2030 (3-month USD-LIBOR + 1.16% on 5/6/2029)8	12,301	13,033
JPMorgan Chase & Co. 3.897% 2049 (3-month USD-LIBOR + 1.22% on 1/23/2048)8	3,000	3,190
JPMorgan Chase & Co., Series Z, junior subordinated, 5.30% (3-month USD-LIBOR + 3.80% on 5/1/2020)8	36,425	36,797
JPMorgan Chase & Co., Series I, junior subordinated, 5.736%8	53,628	53,978
JPMorgan Chase & Co., Series S, junior subordinated, 6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)8	25,901	28,748
Liberty Mutual Group Inc. 4.25% 20237	971	1,025
Liberty Mutual Group Inc. 4.569% 20297	3,429	3,786
Lloyds Banking Group PLC 4.05% 2023	6,000	6,265
Lloyds Banking Group PLC 4.582% 2025	7,000	7,285
Lloyds Banking Group PLC 4.375% 2028	3,950	4,186
Marsh & McLennan Companies, Inc. 4.375% 2029	2,410	2,686
Marsh & McLennan Companies, Inc. 4.75% 2039	1,250	1,470
Marsh & McLennan Companies, Inc. 4.90% 2049	200	241
MetLife, Inc. 4.60% 2046	1,475	1,734
Metropolitan Life Global Funding I 2.00% 20207	1,655	1,652
Metropolitan Life Global Funding I 2.50% 20207	4,000	4,010
Metropolitan Life Global Funding I 3.60% 20247	1,000	1,052
Metropolitan Life Global Funding I 3.45% 20267	2,330	2,450
Metropolitan Life Global Funding I 3.00% 20277	1,500	1,528
Metropolitan Life Global Funding I 3.05% 20297	2,000	2,051
Mitsubishi UFJ Financial Group, Inc. 2.19% 2021	5,225	5,192
Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	7,000	7,017
Mitsubishi UFJ Financial Group, Inc. 2.665% 2022	4,975	4,991
Mitsubishi UFJ Financial Group, Inc. 2.998% 2022	3,275	3,317
Mizuho Financial Group, Ltd. 3.549% 2023	4,975	5,140
Morgan Stanley 2.625% 2021	3,225	3,245
Morgan Stanley 5.75% 2021	5,250	5,503
Morgan Stanley 2.75% 2022	500	504
Morgan Stanley 3.125% 2023	3,950	4,028
Morgan Stanley 3.70% 2024	643	675
Morgan Stanley 2.72% 2025 (1-month USD-SOFR + 1.152% on 7/22/2024)8	21,050	21,097
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)8	15,625	17,288
National Rural Utilities Cooperative Finance Corp. 3.70% 2029	3,520	3,837
Nationwide Building Society 4.363% 2024 (3-month USD-LIBOR + 1.392% on 8/1/2023)7,8	4,925	5,120
Nationwide Building Society 4.125% 2032 (5-year USD ICE Swap + 1.849% on 10/18/2027)7,8	5,000	4,834
Nationwide Mutual Insurance Co. (3-month USD-LIBOR + 2.29%) 4.70% 20247,9	8,150	8,150
Navient Corp. 6.50% 2022	10,790	11,515
Navient Corp. 5.50% 2023	38,680	40,167

The Income Fund of America — Page 8 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Navient Corp. 7.25% 2023	$2,700	$2,957
Navient Corp. 6.125% 2024	25,100	26,515
New York Life Global Funding 1.95% 20207	1,820	1,817
New York Life Global Funding 1.70% 20217	6,500	6,425
New York Life Global Funding 2.30% 20227	2,000	2,002
New York Life Global Funding 3.00% 20287	1,000	1,024
Nuveen, LLC 4.00% 20287	1,815	1,997
PNC Financial Services Group, Inc. 2.854% 20228	8,395	8,512
PNC Financial Services Group, Inc. 3.90% 2024	3,000	3,171
PNC Financial Services Group, Inc., Series O, junior subordinated, 6.75% (3-month USD-LIBOR + 3.678% on 8/1/2021)8	10,250	10,949
PRICOA Global Funding I 2.45% 20227	695	696
PRICOA Global Funding I 3.45% 20237	2,325	2,417
Principal Financial Group, Inc. 4.111% 20287	3,500	3,696
Principal Financial Group, Inc. 3.70% 2029	1,215	1,282
Prudential Financial, Inc. 3.50% 2024	9,000	9,513
Prudential Financial, Inc. 3.905% 2047	2,975	3,146
Prudential Financial, Inc. 4.35% 2050	9,250	10,534
Prudential Financial, Inc., junior subordinated, 5.625% 2043 (3-month USD-LIBOR + 3.92% on 6/15/2023)8	1,850	1,983
Prudential Financial, Inc., junior subordinated, 5.70% 2048 (3-month USD-LIBOR + 2.665% on 9/15/2028)8	4,000	4,349
Rabobank Nederland 2.75% 2022	2,825	2,853
Rabobank Nederland 4.625% 2023	8,000	8,571
Rabobank Nederland 4.375% 2025	9,000	9,562
Royal Bank of Scotland PLC 4.269% 2025 (3-month USD-LIBOR + 1.762% on 3/22/2024)8	4,000	4,101
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)8	14,000	14,446
Santander Holdings USA, Inc. 4.45% 2021	8,500	8,814
Santander Holdings USA, Inc. 3.70% 2022	10,500	10,737
Santander Holdings USA, Inc. 3.40% 2023	12,500	12,705
Santander Holdings USA, Inc. 3.50% 2024	11,250	11,418
Skandinaviska Enskilda Banken AB 2.625% 2021	4,975	4,987
Springleaf Finance Corp. 6.125% 2024	22,325	24,244
Starwood Property Trust, Inc. 5.00% 2021	10,070	10,422
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)7,8	3,800	4,117
Synchrony Bank 3.65% 2021	3,375	3,428
Synchrony Financial 2.85% 2022	7,075	7,082
Synchrony Financial 4.375% 2024	5,095	5,369
The Edelman Financial Center LLC, Term Loan, (3-month USD-LIBOR + 6.75%) 9.064% 20269,10	28,500	28,749
Toronto-Dominion Bank 2.65% 2024	8,175	8,250
Travelers Companies, Inc. 4.00% 2047	2,260	2,501
UBS Group AG 4.125% 20257	4,425	4,724
UniCredit SpA 3.75% 20227	23,958	24,393
UniCredit SpA 6.572% 20227	9,195	9,834
UniCredit SpA 4.625% 20277	5,000	5,150
UniCredit SpA 5.861% 20327,8	24,800	25,087
UniCredit SpA 7.296% 2034 (5-year USD ICE Swap + 4.914% on 4/2/2029)7,8	15,500	17,225
US Bancorp 3.70% 2024	10,000	10,602
US Bancorp 2.375% 2026	6,000	5,949
Wells Fargo & Co. 4.60% 2021	25,000	25,910
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)8	281	293
Wells Fargo & Co. 4.15% 2029	6,000	6,562
Wells Fargo & Co., Series K, junior subordinated, 6.18%8	86,566	87,215
		1,945,080

The Income Fund of America — Page 9 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care 1.74%	Principal amount (000)	Value (000)
Abbott Laboratories 2.90% 2021	$12,460	$12,625
Abbott Laboratories 3.40% 2023	5,504	5,731
Abbott Laboratories 3.75% 2026	4,853	5,232
Abbott Laboratories 4.90% 2046	2,725	3,403
AbbVie Inc. 2.30% 2021	14,335	14,322
AbbVie Inc. 2.90% 2022	5,000	5,050
AbbVie Inc. 4.30% 2036	1,003	1,026
AbbVie Inc. 4.45% 2046	8,863	8,836
Allergan PLC 3.00% 2020	7,065	7,082
Allergan PLC 3.45% 2022	21,443	21,863
Allergan PLC 3.80% 2025	8,935	9,261
Allergan PLC 4.55% 2035	6,750	6,990
Allergan PLC 4.75% 2045	4,403	4,554
Allergan, Inc. 5.00% 20217	3,809	3,997
Amgen Inc. 1.85% 2021	2,720	2,691
AstraZeneca PLC 2.375% 2022	2,500	2,508
AstraZeneca PLC 3.50% 2023	10,076	10,489
AstraZeneca PLC 3.375% 2025	4,500	4,702
AstraZeneca PLC 4.00% 2029	3,810	4,168
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 5.984% 20269,10	2,885	2,901
Bausch Health Companies Inc. 7.00% 20287	6,155	6,355
Baxalta Inc. 4.00% 2025	1,908	2,025
Bayer AG 2.375% 20197	4,810	4,806
Bayer US Finance II LLC 3.875% 20237	31,110	32,145
Bayer US Finance II LLC 4.25% 20257	41,804	43,950
Bayer US Finance II LLC 4.375% 20287	3,050	3,208
Bayer US Finance II LLC 4.40% 20447	13,090	12,295
Bayer US Finance II LLC 4.875% 20487	978	1,009
Becton, Dickinson and Co. 2.675% 2019	3,136	3,137
Becton, Dickinson and Co. 2.894% 2022	7,900	7,973
Becton, Dickinson and Co. 3.363% 2024	5,835	6,033
Becton, Dickinson and Co. 3.70% 2027	5,493	5,758
Boston Scientific Corp. 3.375% 2022	4,300	4,410
Boston Scientific Corp. 3.85% 2025	5,000	5,360
Boston Scientific Corp. 3.75% 2026	3,120	3,303
Boston Scientific Corp. 4.70% 2049	1,540	1,796
Bristol-Myers Squibb Co. 2.60% 20227	4,081	4,120
Bristol-Myers Squibb Co. 2.90% 20247	4,640	4,752
Bristol-Myers Squibb Co. 3.20% 20267	2,354	2,439
Bristol-Myers Squibb Co. 3.40% 20297	7,107	7,432
Bristol-Myers Squibb Co. 4.125% 20397	2,228	2,434
Bristol-Myers Squibb Co. 4.25% 20497	4,158	4,557
Centene Corp. 4.75% 2022	34,758	35,299
Centene Corp. 6.125% 2024	4,550	4,772
Centene Corp. 4.75% 2025	21,320	21,800
Centene Corp. 5.375% 20267	3,575	3,785
Charles River Laboratories International, Inc. 5.50% 20267	1,740	1,844
Cigna Corp. 3.40% 20217	4,475	4,553
Cigna Corp. 3.75% 20237	18,307	19,034
Cigna Corp. 4.125% 20257	7,520	7,993
Cigna Corp. 4.375% 20287	12,883	13,982
Cigna Corp. 4.80% 20387	9,830	10,748
Cigna Corp. 4.90% 20487	3,405	3,745
CVS Health Corp. 3.35% 2021	2,720	2,757

The Income Fund of America — Page 10 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
CVS Health Corp. 4.10% 2025	$41,850	$44,080
CVS Health Corp. 4.30% 2028	17,255	18,330
CVS Health Corp. 5.05% 2048	6,455	7,027
DaVita HealthCare Partners Inc. 5.125% 2024	1,775	1,786
DaVita HealthCare Partners Inc. 5.00% 2025	14,400	14,166
Eagle Holding Co. II LLC 7.625% 20227,11	1,600	1,616
Eagle Holding Co. II LLC. 7.75% 20227,11	7,560	7,645
Eli Lilly and Co. 2.35% 2022	9,250	9,287
Eli Lilly and Co. 3.375% 2029	3,330	3,547
EMD Finance LLC 2.95% 20227	7,100	7,156
Endo International PLC 5.75% 20227	31,706	25,365
Endo International PLC 6.00% 20237	6,384	4,086
Endo International PLC 6.00% 20257,8	25,740	15,573
Envision Healthcare Corp. 8.75% 20267	3,055	2,131
Envision Healthcare Corp., Term Loan, (3-month USD-LIBOR + 3.75%) 5.984% 20259,10	1,144	986
GlaxoSmithKline PLC 2.875% 2022	3,759	3,815
GlaxoSmithKline PLC 3.375% 2023	12,315	12,765
GlaxoSmithKline PLC 3.00% 2024	3,865	3,979
GlaxoSmithKline PLC 3.625% 2025	10,065	10,680
HCA Inc. 5.875% 2023	10,875	11,922
HCA Inc. 5.375% 2026	3,875	4,204
HCA Inc. 5.875% 2026	1,575	1,748
HCA Inc. 5.625% 2028	2,765	3,056
HealthSouth Corp. 5.75% 2024	9,798	9,945
HealthSouth Corp. 5.75% 2025	15,197	15,881
IMS Health Holdings, Inc. 5.00% 20267	11,000	11,536
inVentiv Health, Inc. 7.50% 20247	4,095	4,274
Jaguar Holding Co. 6.375% 20237	13,140	13,649
Kinetic Concepts, Inc. 7.875% 20217	4,573	4,679
Kinetic Concepts, Inc. 12.50% 20217	10,435	11,426
Laboratory Corp. of America Holdings 4.70% 2045	885	937
Mallinckrodt PLC 4.875% 20207	73,315	68,366
Mallinckrodt PLC 5.75% 20227	2,060	1,560
Mallinckrodt PLC 5.625% 20237	780	497
Merck & Co., Inc. 2.75% 2025	9,700	9,922
Merck & Co., Inc. 3.40% 2029	1,844	1,964
Molina Healthcare, Inc. 5.375% 2022	58,335	61,252
Molina Healthcare, Inc. 4.875% 20257	23,879	24,148
Multiplan, Inc. 7.125% 20247	2,600	2,535
Mylan Laboratories Inc. 3.15% 2021	4,403	4,444
Novartis Capital Corp. 2.40% 2022	3,000	3,024
NVA Holdings Inc. 6.875% 20267	6,650	7,149
Owens & Minor, Inc. 3.875% 2021	30,961	27,478
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.902% 20259,10	7,405	6,026
Par Pharmaceutical Companies Inc. 7.50% 20277	25,825	23,501
PAREXEL International Corp. 6.375% 20257	12,305	11,351
Pfizer Inc. 2.80% 2022	4,236	4,313
Pfizer Inc. 2.95% 2024	2,625	2,705
Pfizer Inc. 3.60% 2028	5,500	5,854
Pfizer Inc. 3.45% 2029	9,000	9,541
Prestige Brands International Inc. 6.375% 20247	2,570	2,682
Quintiles Transnational Corp. 4.875% 20237	10,133	10,376
Roche Holdings, Inc. 3.35% 20247	5,000	5,243
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 3.25%) 5.652% 20231,4,5,9,10	13,185	13,185

The Income Fund of America — Page 11 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.59% 2023 (100% PIK)1,4,5,9,10,11	$32,749	$33,076
Shire PLC 2.40% 2021	33,449	33,394
Shire PLC 2.875% 2023	23,205	23,475
Shire PLC 3.20% 2026	5,410	5,504
Sotera Health Topco, Inc. 8.125% 20217,11	4,770	4,758
Sterigenics-Nordion Holdings, LLC 6.50% 20237	3,265	3,322
Surgery Center Holdings 10.00% 20277	3,335	3,302
Takeda Pharmaceutical Co., Ltd. 4.00% 20217	20,000	20,646
Takeda Pharmaceutical Co., Ltd. 4.40% 20237	18,790	20,089
Takeda Pharmaceutical Co., Ltd. 5.00% 20287	25,399	29,236
Team Health Holdings, Inc. 6.375% 20257	39,990	32,792
Tenet Healthcare Corp. 4.75% 2020	12,325	12,525
Tenet Healthcare Corp. 6.00% 2020	50,910	52,565
Tenet Healthcare Corp. 4.375% 2021	13,400	13,718
Tenet Healthcare Corp. 4.50% 2021	26,605	27,170
Tenet Healthcare Corp. 8.125% 2022	3,114	3,336
Tenet Healthcare Corp. 4.625% 2024	23,741	24,275
Tenet Healthcare Corp. 6.25% 20277	3,000	3,109
Teva Pharmaceutical Finance Co. BV 2.20% 2021	6,395	6,025
Teva Pharmaceutical Finance Co. BV 2.80% 2023	131,517	114,338
Teva Pharmaceutical Finance Co. BV 6.00% 2024	100,417	93,157
Teva Pharmaceutical Finance Co. BV 3.15% 2026	43,895	34,343
Teva Pharmaceutical Finance Co. BV 6.75% 2028	68,940	61,960
Teva Pharmaceutical Finance Co. BV 4.10% 2046	66,410	44,407
UnitedHealth Group Inc. 3.75% 2025	5,710	6,102
UnitedHealth Group Inc. 4.45% 2048	9,000	10,197
Valeant Pharmaceuticals International, Inc. 5.875% 20237	9,175	9,276
Valeant Pharmaceuticals International, Inc. 6.125% 20257	100,637	103,249
Valeant Pharmaceuticals International, Inc. 9.00% 20257	14,060	15,754
Valeant Pharmaceuticals International, Inc. 9.25% 20267	8,395	9,402
Valeant Pharmaceuticals International, Inc. 8.50% 20277	2,265	2,500
Verscend Holding Corp., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.734% 20259,10	1,146	1,154
Vizient Inc. 6.25% 20277	590	628
WellCare Health Plans, Inc. 5.25% 2025	1,000	1,041
Zimmer Holdings, Inc. 3.15% 2022	18,860	19,124
		1,910,382
Energy 1.36%
American Energy (Permian Basin) 7.125% 20207,12	30,435	3,044
American Energy (Permian Basin) 7.375% 20217,12	23,925	2,393
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 9.076% 20297,9,12	4,925	616
Anadarko Petroleum Corp. 6.45% 2036	1,095	1,342
Anadarko Petroleum Corp. 6.60% 2046	2,000	2,568
Apache Corp. 4.25% 2030	1,020	1,017
Apache Corp. 5.35% 2049	5,100	5,195
Ascent Resources - Utica LLC 10.00% 20224,7	2,705	2,685
Ascent Resources - Utica LLC 7.00% 20264,7	5,715	4,586
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.825% 20231,9,10	5,100	4,998
Berry Petroleum Corp. 7.00% 20267	1,115	1,070
BP Capital Markets PLC 3.79% 2024	6,050	6,398
BP Capital Markets PLC 4.234% 2028	8,385	9,317
Bruin E&P Partners, LLC 8.875% 20237	1,555	1,170
Calfrac Well Services Ltd. 8.50% 20267	1,900	1,292
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 6.991% 20229,10	5,750	5,513

The Income Fund of America — Page 12 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Canadian Natural Resources Ltd. 2.95% 2023	$17,755	$17,948
Canadian Natural Resources Ltd. 4.95% 2047	3,348	3,773
Carrizo Oil & Gas Inc. 6.25% 2023	26,306	25,964
Cenovus Energy Inc. 3.80% 2023	16,165	16,580
Cenovus Energy Inc. 4.25% 2027	13,135	13,546
Cenovus Energy Inc. 5.40% 2047	6,831	7,404
Centennial Resource Production, LLC 6.875% 20277	2,615	2,563
Cheniere Energy, Inc. 7.00% 2024	1,975	2,252
Chesapeake Energy Corp. 4.875% 2022	28,085	25,935
Chesapeake Energy Corp. 5.75% 2023	290	251
Chesapeake Energy Corp. 8.00% 2025	9,000	7,740
Chesapeake Energy Corp. 8.00% 2027	21,275	17,126
Chevron Corp. 2.954% 2026	14,070	14,560
Comstock Resources, Inc. 9.75% 2026	22,175	16,687
Concho Resources Inc. 4.85% 2048	2,108	2,340
CONSOL Energy Inc. 5.875% 2022	71,535	69,031
Convey Park Energy LLC 7.50% 20257	8,155	5,749
DCP Midstream Operating LP 4.95% 2022	18,690	19,461
Denbury Resources Inc. 9.00% 20217	7,345	6,959
Denbury Resources Inc. 7.75% 20247	780	575
Diamond Offshore Drilling, Inc. 7.875% 2025	9,485	9,082
Diamond Offshore Drilling, Inc. 4.875% 2043	52,991	33,649
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	33,265	34,177
Enbridge Energy Partners, LP 4.375% 2020	7,995	8,161
Enbridge Energy Partners, LP 5.875% 2025	8,075	9,357
Enbridge Energy Partners, LP 5.50% 2040	1,200	1,387
Enbridge Energy Partners, LP 7.375% 2045	18,914	27,522
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	8,456
Enbridge Inc. 4.00% 2023	10,830	11,382
Enbridge Inc. 3.70% 2027	12,538	13,131
Encino Acquisitions Partners LLC , Term Loan, (3-month USD-LIBOR + 6.75%) 8.984% 20251,9,10	1,225	1,041
Energy Transfer Partners, LP 4.15% 2020	5,000	5,075
Energy Transfer Partners, LP 4.50% 2024	2,170	2,310
Energy Transfer Partners, LP 4.75% 2026	8,000	8,632
Energy Transfer Partners, LP 4.00% 2027	5,586	5,776
Energy Transfer Partners, LP 4.20% 2027	7,263	7,577
Energy Transfer Partners, LP 4.95% 2028	9,400	10,272
Energy Transfer Partners, LP 6.125% 2045	7,449	8,559
Energy Transfer Partners, LP 5.30% 2047	8,944	9,386
Energy Transfer Partners, LP 5.40% 2047	14,364	15,298
Energy Transfer Partners, LP 6.00% 2048	8,153	9,384
Energy Transfer Partners, LP 6.25% 2049	4,111	4,892
EOG Resources, Inc. 4.15% 2026	3,830	4,187
EP Energy Corp. 8.00% 20247	780	521
EP Energy Corp. 7.75% 20267	1,900	1,712
EQT Corp. 3.00% 2022	3,175	3,091
EQT Corp. 3.90% 2027	6,305	5,644
Equinor ASA 3.625% 2028	16,155	17,410
Extraction Oil & Gas, Inc. 7.375% 20247	2,360	1,929
Extraction Oil & Gas, Inc. 5.625% 20267	13,650	10,142
Genesis Energy, LP 6.75% 2022	18,717	19,113
Genesis Energy, LP 6.50% 2025	10,650	10,610
Global Partners LP/GLP Finance Corp 7.00% 2023	1,680	1,728
Hi-Crush Partners LP 9.50% 20267	1,080	694

The Income Fund of America — Page 13 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Indigo Natural Resources LLC 6.875% 20267	$4,240	$3,593
Jagged Peak Energy LLC 5.875% 2026	1,275	1,218
Jonah Energy LLC 7.25% 20257	15,680	6,350
KCA Deutag UK Finance PLC 7.25% 20217	840	586
KCA Deutag UK Finance PLC 9.625% 20237	1,900	1,302
Kinder Morgan Energy Partners, LP 5.00% 2043	20,000	21,391
Kinder Morgan, Inc. 3.15% 2023	996	1,014
Kinder Morgan, Inc. 4.30% 2028	20,098	21,552
Matador Resources Co. 5.875% 2026	3,265	3,242
McDermott International, Inc. 10.625% 20247	16,145	13,330
McDermott International, Term Loan B, (3-month USD-LIBOR + 5.00%) 7.234% 20259,10	3,095	2,964
Murphy Oil Corp. 5.75% 2025	3,205	3,301
Nabors Industries Inc. 5.75% 2025	2,625	2,290
Neptune Energy Group Holdings Ltd. 6.625% 20257	1,605	1,625
NGL Energy Partners LP 7.50% 2023	6,105	6,334
NGL Energy Partners LP 6.125% 2025	29,225	29,006
Nine Energy Service, Inc. 8.75% 20237	1,190	1,169
Noble Corp. PLC 7.95% 20258	14,840	11,019
Noble Corp. PLC 8.95% 20458	8,935	5,674
Noble Energy, Inc. 4.95% 2047	3,575	3,802
NuStar Logistics, LP 6.00% 2026	3,855	4,077
Oasis Petroleum Inc. 6.875% 2022	9,830	9,833
Oasis Petroleum Inc. 6.875% 2023	10,680	10,560
Oasis Petroleum Inc. 6.25% 20267	1,730	1,648
Pacific Drilling SA 8.375% 20237	1,670	1,630
PDC Energy Inc. 5.75% 2026	2,543	2,465
Peabody Energy Corp. 6.00% 20227	17,925	18,351
Petróleos Mexicanos 5.50% 2021	3,790	3,883
Petróleos Mexicanos 4.875% 2022	31,375	31,767
Petróleos Mexicanos 5.375% 2022	14,000	14,329
Petróleos Mexicanos 4.625% 2023	36,770	36,329
Petróleos Mexicanos 6.875% 2026	60,404	61,733
Petróleos Mexicanos 6.50% 2027	41,233	40,994
Petróleos Mexicanos 5.35% 2028	4,129	3,805
Petróleos Mexicanos 6.50% 2029	3,590	3,522
Phillips 66 3.90% 2028	3,615	3,838
Pioneer Natural Resources Co. 3.45% 2021	5,580	5,654
QEP Resources, Inc. 5.25% 2023	2,325	2,127
QEP Resources, Inc. 5.625% 2026	8,193	7,066
Range Resources Corp. 5.00% 2023	2,725	2,394
Range Resources Corp. 4.875% 2025	2,375	2,001
Ras Laffan Liquefied Natural Gas II 5.298% 20207	3,031	3,087
Ras Laffan Liquefied Natural Gas III 6.75% 2019	4,000	4,028
Ras Laffan Liquefied Natural Gas III 6.75% 20197	1,000	1,007
Sabine Pass Liquefaction, LLC 5.625% 20238	9,500	10,332
Sabine Pass Liquefaction, LLC 5.75% 2024	10,000	11,106
Sabine Pass Liquefaction, LLC 5.625% 2025	6,445	7,172
Sabine Pass Liquefaction, LLC 5.875% 2026	2,100	2,392
Sanchez Energy Corp. 7.25% 20237	6,000	4,920
Saudi Arabian Oil Co. 2.875% 20247	8,772	8,857
Saudi Arabian Oil Co. 3.50% 20297	9,753	9,990
Schlumberger BV 3.625% 20227	1,780	1,834
Shell International Finance BV 1.75% 2021	8,917	8,841
Shell International Finance BV 3.50% 2023	10,187	10,716

The Income Fund of America — Page 14 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Shell International Finance BV 3.875% 2028	$5,380	$5,911
Shell International Finance BV 3.75% 2046	1,940	2,071
SM Energy Co. 6.125% 2022	2,956	2,904
SM Energy Co. 5.00% 2024	13,290	12,260
SM Energy Co. 5.625% 2025	4,470	3,900
SM Energy Co. 6.75% 2026	880	796
SM Energy Co. 6.625% 2027	3,875	3,395
Southwestern Energy Co. 6.20% 20258	14,035	12,175
Southwestern Energy Co. 7.50% 2026	6,035	5,311
Statoil ASA 2.75% 2021	3,085	3,119
Statoil ASA 3.25% 2024	850	889
Statoil ASA 4.25% 2041	3,000	3,391
Sunoco LP 4.875% 2023	5,635	5,746
Sunoco LP 5.50% 2026	1,665	1,727
Sunoco LP 6.00% 2027	3,300	3,486
Tapstone Energy Inc. 9.75% 20227	2,510	1,644
Targa Resources Partners LP 6.50% 20277	1,540	1,681
Targa Resources Partners LP 6.875% 20297	1,520	1,680
Teekay Corp. 9.25% 20227	21,000	21,735
Teekay Offshore Partners LP 8.50% 20237	14,275	14,275
Total Capital International 2.434% 2025	1,765	1,770
Total Capital International 3.455% 2029	15,270	16,300
Total Capital International 3.461% 2049	555	554
Total Capital SA 3.883% 2028	6,190	6,817
TransCanada Corp. 7.625% 2039	10,750	15,481
TransCanada PipeLines Ltd. 4.25% 2028	8,465	9,159
TransCanada PipeLines Ltd. 4.75% 2038	9,600	10,625
Transocean Guardian Ltd. 5.875% 20247	3,643	3,734
Transocean Inc. 8.375% 20218	5,675	5,945
Transocean Inc. 9.00% 20237	11,302	11,934
Transocean Inc. 6.125% 20257	1,347	1,394
Transocean Inc. 7.25% 20257	1,900	1,793
Transocean Inc. 7.50% 20267	1,050	992
Transocean Poseidon Ltd. 6.875% 20277	2,080	2,226
Ultra Petroleum Corp. 11.00% 2024 (18.18% PIK)11	25,535	5,618
Valaris PLC 7.75% 2026	13,850	10,180
Valaris PLC 5.75% 2044	27,925	16,057
Vine Oil & Gas LP 8.75% 20237	13,885	8,262
W&T Offshore, Inc. 9.75% 20237	1,517	1,460
Weatherford International Ltd., Term Loan, (3-month USD-LIBOR + 3.00%) 5.319% 20209,10	34,763	34,785
Weatherford International PLC 5.125% 202012	215	97
Weatherford International PLC 4.50% 202212	34,907	15,621
Weatherford International PLC 8.25% 202312	22,040	10,634
Weatherford International PLC 9.875% 202412	5,325	2,543
Weatherford International PLC 9.875% 202512	14,160	6,691
Weatherford International PLC 6.50% 203612	16,170	7,357
Weatherford International PLC 7.00% 203812	840	382
Weatherford International PLC 6.75% 204012	37,450	17,040
Whiting Petroleum Corp. 6.25% 2023	1,406	1,385
Whiting Petroleum Corp. 6.625% 2026	3,890	3,686
Woodside Finance Ltd. 4.60% 20217	14,435	14,844
WPX Energy Inc. 6.00% 2022	3,631	3,781
		1,501,228

The Income Fund of America — Page 15 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services 1.34%	Principal amount (000)	Value (000)
Altice Finco SA 8.125% 20247	$1,950	$2,026
Altice NV 6.625% 20237	3,255	3,365
Altice NV, First Lien, 7.75% 20227	1,200	1,229
Altice SA 7.625% 20257	7,175	7,059
AT&T Inc. 4.35% 2029	6,500	7,028
British Telecommunications PLC 9.625% 20308	4,011	6,061
Cablevision Systems Corp. 8.00% 2020	20,000	20,675
Cablevision Systems Corp. 5.125% 20217	2,650	2,657
Cablevision Systems Corp. 6.75% 2021	37,667	40,398
CBS Corp. 7.25% 20247	1,275	1,342
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	4,980	5,020
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20237	10,375	10,649
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 20247	3,000	3,124
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	2,300	2,483
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20267	37,300	39,387
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20277	11,250	11,630
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	5,700	5,741
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	4,565	4,731
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 20287	27,425	28,215
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	4,475	5,270
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	2,000	2,103
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	9,048	9,883
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	8,872	9,072
CenturyLink, Inc. 6.75% 2023	33,275	35,992
CenturyLink, Inc. 7.50% 2024	16,000	17,555
CenturyLink, Inc. 7.65% 2042	6,000	5,625
CenturyLink, Inc., Series T, 5.80% 2022	10,350	10,816
Cinemark USA, Inc. 4.875% 2023	3,675	3,735
Clear Channel Worldwide Holdings, Inc. 9.25% 20247	6,100	6,634
Comcast Corp. 3.95% 2025	3,170	3,413
Comcast Corp. 4.15% 2028	5,000	5,515
Comcast Corp. 6.45% 2037	25,000	33,900
Comcast Corp. 4.60% 2038	12,190	14,020
Comcast Corp. 4.00% 2048	1,280	1,350
Comcast Corp. 4.70% 2048	4,300	5,052
Cumulus Media New Holdings Inc., 6.75% 20267	2,950	3,020
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.74% 20229,10	13,282	13,348
Deutsche Telekom International Finance BV 9.25% 2032	13,620	21,126
Diamond Sports Group LLC 5.375% 20267	2,697	2,748
Diamond Sports Group LLC 6.625% 20277	1,420	1,459
Embarq Corp. 7.995% 2036	3,000	2,932
Entercom Media Corp. 6.50% 20277	435	461
Fox Corp. 4.03% 20247	2,890	3,064
Fox Corp. 4.709% 20297	4,105	4,598
Fox Corp. 5.476% 20397	5,000	5,931
France Télécom 4.125% 2021	15,000	15,542
France Télécom 9.00% 20318	5,721	8,812
Frontier Communications Corp. 10.50% 2022	16,450	10,363
Frontier Communications Corp. 11.00% 2025	133,115	77,872
Frontier Communications Corp. 8.00% 20277	4,400	4,602
Gogo Inc. 9.875% 20247	96,950	100,346
Gray Television, Inc. 7.00% 20277	4,350	4,769
iHeartCommunications, Inc. 6.375% 2026	368	392
iHeartCommunications, Inc. 8.375% 2027	666	704

The Income Fund of America — Page 16 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 4.00%) 6.33% 20269,10	$1,608	$1,623
Inmarsat PLC 4.875% 20227	38,690	39,194
Inmarsat PLC 6.50% 20247	10,025	10,526
Intelsat Jackson Holding Co. 5.50% 2023	9,695	8,980
Intelsat Jackson Holding Co. 6.625% 202410	14,275	14,486
Intelsat Jackson Holding Co. 8.00% 20247	12,125	12,626
Intelsat Jackson Holding Co. 8.50% 20247	37,875	37,973
Intelsat Jackson Holding Co., Term Loan B3 5.991% 20239,10	3,000	3,010
Liberty Global PLC 5.50% 20287	7,975	8,154
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.36% 2020 (100% PIK)1,9,10,11	27,443	22,984
Live Nation Entertainment, Inc. 4.875% 20247	2,000	2,068
Live Nation Entertainment, Inc. 5.625% 20267	1,000	1,061
MDC Partners Inc. 6.50% 20247	30,645	27,810
Meredith Corp. 6.875% 2026	17,051	18,117
Myriad International Holdings 6.00% 20207	45,655	46,981
Myriad International Holdings 6.00% 2020	25,705	26,452
Myriad International Holdings 5.50% 2025	6,140	6,812
NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 20497	31,885	32,773
Neptune Finco Corp. (Altice NV) 6.625% 20257	4,600	4,899
Nexstar Broadcasting, Inc. 5.625% 20247	775	807
Nexstar Escrow Corp. 5.625% 20277	1,945	2,020
Numericable Group SA 7.375% 20267	8,750	9,277
Orange SA 5.50% 2044	3,000	3,766
OUTFRONT Media Cap LLC, 5.00% 20277	2,265	2,305
Qwest Capital Funding, Inc. 7.625% 2021	3,900	4,086
Qwest Capital Funding, Inc. 6.875% 2028	4,000	3,690
Sirius XM Radio Inc. 3.875% 20227	16,600	16,849
Sirius XM Radio Inc. 4.625% 20237	5,975	6,094
Sirius XM Radio Inc. 4.625% 20247	12,755	13,161
SoftBank Group Corp. 3.36% 20237	20,503	20,647
Sprint Corp. 7.00% 2020	2,000	2,079
Sprint Corp. 7.25% 2021	3,225	3,471
Sprint Corp. 11.50% 2021	5,880	6,909
Sprint Corp. 6.875% 2028	18,110	19,966
Sprint Corp. 8.75% 2032	4,985	6,213
Tencent Holdings Ltd. 3.28% 20247	7,000	7,178
Tencent Holdings Ltd. 3.975% 20297	7,000	7,383
Time Warner Cable Inc. 5.00% 2020	35,000	35,412
T-Mobile US, Inc. 4.00% 2022	2,700	2,754
T-Mobile US, Inc. 6.50% 2026	4,125	4,402
Trilogy International Partners, LLC 8.875% 20227	50,280	48,520
Univision Communications Inc. 5.125% 20237	27,991	27,929
Univision Communications Inc. 5.125% 20257	7,725	7,532
Verizon Communications Inc. 4.50% 2033	10,000	11,315
Verizon Communications Inc. 4.125% 2046	40,000	42,208
Verizon Communications Inc. 4.522% 2048	78,900	87,211
Vodafone Group PLC 4.125% 2025	6,000	6,393
Vodafone Group PLC 5.25% 2048	4,275	4,814
Vodafone Group PLC 4.875% 2049	10,700	11,524
Warner Music Group 5.00% 20237	5,320	5,433
Warner Music Group 5.50% 20267	1,925	1,997

The Income Fund of America — Page 17 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Wind Tre SpA 5.00% 20267	$25,925	$25,795
Ziggo Bond Finance BV 5.50% 20277	36,600	37,561
		1,478,074
Consumer discretionary 1.11%
Allied Universal Holdco LLC 6.625% 20267	2,810	2,943
Allied Universal Holdco LLC 9.75% 20277	9,985	10,447
Amazon.com, Inc. 3.15% 2027	890	936
Amazon.com, Inc. 3.875% 2037	1,400	1,552
Amazon.com, Inc. 4.05% 2047	3,349	3,811
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	13,250	13,300
American Honda Finance Corp. 1.65% 2021	4,750	4,690
American Honda Finance Corp. 2.60% 2022	2,000	2,019
American Honda Finance Corp. 3.55% 2024	2,000	2,097
American Honda Finance Corp. 3.50% 2028	2,000	2,117
Bayerische Motoren Werke AG 2.15% 20207	2,000	1,998
Bayerische Motoren Werke AG 1.85% 20217	1,500	1,483
Bayerische Motoren Werke AG 2.00% 20217	2,000	1,984
Bayerische Motoren Werke AG 2.95% 20227	4,000	4,051
Bayerische Motoren Werke AG 2.25% 20237	1,000	995
Bayerische Motoren Werke AG 3.45% 20237	13,460	13,895
Bayerische Motoren Werke AG 3.15% 20247	2,555	2,627
Bayerische Motoren Werke AG 3.625% 20297	2,000	2,131
Carnival Corp. 3.95% 2020	11,290	11,498
Cedar Fair, LP 5.25% 20297	1,030	1,070
Churchill Downs Inc. 4.75% 20287	4,925	4,956
Cirsa Gaming Corp. SA 7.875% 20237	11,018	11,682
Codere Finance 2 (Luxembourg) S.A. 7.625% 20217	2,275	2,272
DaimlerChrysler North America Holding Corp. 2.25% 20207	8,660	8,650
DaimlerChrysler North America Holding Corp. 2.00% 20217	9,725	9,631
DaimlerChrysler North America Holding Corp. 3.40% 20227	2,525	2,575
DaimlerChrysler North America Holding Corp. 3.65% 20247	10,000	10,428
DaimlerChrysler North America Holding Corp. 3.30% 20257	2,000	2,052
DaimlerChrysler North America Holding Corp. 8.50% 2031	2,000	2,968
Fertitta Entertainment, Inc. 8.75% 20257	8,240	8,652
Ford Motor Credit Co. 2.343% 2020	16,295	16,227
Ford Motor Credit Co. 3.157% 2020	6,177	6,211
Ford Motor Credit Co. 3.20% 2021	10,990	11,034
Ford Motor Credit Co. 3.47% 2021	291	293
Ford Motor Credit Co. 3.813% 2021	10,071	10,211
Ford Motor Credit Co. 3.219% 2022	229	229
Ford Motor Credit Co. 3.339% 2022	25,724	25,753
Ford Motor Credit Co. 5.596% 2022	5,875	6,202
Ford Motor Credit Co. 3.096% 2023	29,834	29,497
Ford Motor Credit Co. 4.375% 2023	13,136	13,520
Ford Motor Credit Co. 3.664% 2024	10,699	10,579
General Motors Co. 4.875% 2023	5,218	5,562
General Motors Co. 4.35% 2025	6,065	6,286
General Motors Co. 6.60% 2036	5,925	6,754
General Motors Co. 6.25% 2043	3,325	3,606
General Motors Co. 5.20% 2045	1,007	983
General Motors Co. 6.75% 2046	15,072	17,216
General Motors Co. 5.95% 2049	549	585
General Motors Financial Co. 2.35% 2019	18,500	18,493

The Income Fund of America — Page 18 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
General Motors Financial Co. 3.70% 2020	$2,725	$2,759
General Motors Financial Co. 3.20% 2021	7,705	7,771
General Motors Financial Co. 3.55% 2021	1,400	1,420
General Motors Financial Co. 4.20% 2021	9,340	9,628
General Motors Financial Co. 3.15% 2022	5,739	5,779
General Motors Financial Co. 3.45% 2022	35,885	36,370
General Motors Financial Co. 3.45% 2022	3,000	3,055
General Motors Financial Co. 3.55% 2022	14,170	14,405
General Motors Financial Co. 3.25% 2023	16,226	16,373
General Motors Financial Co. 3.70% 2023	10,960	11,184
General Motors Financial Co. 4.15% 2023	6,975	7,215
General Motors Financial Co. 3.50% 2024	8,170	8,226
General Motors Financial Co. 5.10% 2024	7,010	7,517
General Motors Financial Co. 4.00% 2026	2,000	2,022
Goodyear Tire & Rubber Co. 4.875% 2027	2,600	2,476
Hanesbrands Inc. 4.625% 20247	5,660	5,902
Hanesbrands Inc. 4.875% 20267	21,557	22,635
Hilton Worldwide Holdings Inc. 4.875% 20307	2,400	2,472
Home Depot, Inc. 3.90% 2028	1,975	2,186
Home Depot, Inc. 2.95% 2029	5,065	5,188
Home Depot, Inc. 5.95% 2041	12,500	17,107
Home Depot, Inc. 4.50% 2048	5,478	6,518
Hyundai Capital America 3.45% 20217	21,325	21,572
Hyundai Capital America 3.75% 20217	5,000	5,091
Hyundai Capital America 3.10% 20227	9,720	9,788
Hyundai Capital America 3.25% 20227	11,817	11,934
Hyundai Capital America 3.95% 20227	8,000	8,194
Lennar Corp. 8.375% 2021	4,100	4,418
Levi Strauss & Co. 5.00% 2025	5,700	5,942
Limited Brands, Inc. 6.625% 2021	15,000	15,900
Lowe’s Companies, Inc. 3.65% 2029	11,661	12,241
Lowe’s Companies, Inc. 4.55% 2049	3,396	3,692
Meritage Homes Corp. 5.125% 2027	9,155	9,521
Merlin Entertainment 5.75% 20267	3,910	4,101
MGM Resorts International 7.75% 2022	13,050	14,612
MGM Resorts International 6.00% 2023	2,905	3,159
MGM Resorts International 5.50% 2027	3,105	3,300
Mohegan Tribal Gaming Authority, Term Loan B, (3-month USD-LIBOR + 4.50%) 5.484% 20239,10	2,302	2,147
Neiman Marcus Group Ltd. LLC 8.00% 20247	10,913	4,693
Neiman Marcus Group Ltd. LLC 8.75% 20247	9,786	4,282
Neiman Marcus Group Ltd. LLC 14.00% 20247,11	13,173	10,341
Neiman Marcus Group Ltd. LLC, Term Loan B, (3-month USD-LIBOR + 6.00%) 8.92% 2023 (11.21% PIK)9,10,11	6,600	5,678
Newell Rubbermaid Inc. 3.85% 2023	4,890	4,958
Nissan Motor Co., Ltd. 2.60% 20227	9,910	9,884
NMG Finco PLC 5.75% 20227	6,375	6,015
Panther BF Aggregator 2, LP 6.25% 20267	2,635	2,733
Panther BF Aggregator 2, LP 8.50% 20277	5,525	5,629
Petsmart, Inc. 7.125% 20237	74,190	69,553
Petsmart, Inc. 5.875% 20257	66,844	66,416
Petsmart, Inc. 8.875% 20257	91,915	88,698
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 5.38% 20229,10	23,395	22,556
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	1,515	1,546
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	30,690	30,537
Scientific Games Corp. 6.25% 2020	330	332

The Income Fund of America — Page 19 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Scientific Games Corp. 6.625% 2021	$250	$254
Scientific Games Corp. 10.00% 2022	6,849	7,166
Scientific Games Corp. 8.25% 20267	28,010	30,049
Service Corp. International 5.375% 2024	905	931
Six Flags Entertainment Corp. 4.875% 20247	11,475	11,762
Sotheby’s 4.875% 20257	11,875	12,409
Staples, Inc. 7.50% 20267	56,875	58,297
Starbucks Corp. 3.10% 2023	4,461	4,585
Toyota Motor Credit Corp. 2.15% 2020	3,000	2,997
Toyota Motor Credit Corp. 2.15% 2022	2,000	1,997
Toyota Motor Credit Corp. 2.60% 2022	3,390	3,424
Toyota Motor Credit Corp. 2.70% 2023	1,505	1,527
Toyota Motor Credit Corp. 3.20% 2027	1,330	1,392
Toyota Motor Credit Corp. 3.05% 2028	5,992	6,216
Volkswagen Group of America Finance, LLC 4.00% 20217	8,028	8,282
Volkswagen Group of America Finance, LLC 4.25% 20237	9,365	9,957
Volkswagen Group of America Finance, LLC 4.625% 20257	8,601	9,459
Volkswagen Group of America Finance, LLC 4.75% 20287	2,000	2,183
William Carter Co. 5.625% 20277	1,390	1,463
Wyndham Worldwide Corp. 5.375% 20267	3,900	4,080
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20237	20,188	20,417
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20257	10,950	11,511
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 20277	4,065	4,172
		1,220,952
Utilities 0.83%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 20237	2,000	2,060
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 20257	17,000	18,176
Abu Dhabi National Energy Co. PJSC (TAQA) 4.875% 20307	440	494
AEP Transmission Co. LLC 3.75% 2047	3,660	3,825
AES Corp. 4.00% 20214	2,450	2,493
AES Corp. 4.50% 20234	1,300	1,336
AES Corp. 4.875% 20234	5,450	5,532
AES Corp. 5.50% 20254	13,289	13,821
AES Corp. 6.00% 20264	4,150	4,442
AES Corp. 5.125% 20274	955	1,013
Ameren Corp. 4.50% 2049	1,875	2,246
American Electric Power Co., Inc. 2.95% 2022	12,065	12,250
American Electric Power Co., Inc. 3.20% 2027	19,761	20,284
American Electric Power Co., Inc. 4.30% 2028	4,659	5,145
AmeriGas Partners, LP 5.50% 2025	4,850	5,117
Avangrid, Inc. 3.80% 2029	14,825	15,643
Berkshire Hathaway Energy Co. 2.40% 2020	3,110	3,112
Calpine Corp. 6.00% 20227	3,425	3,464
Calpine Corp. 5.375% 2023	6,360	6,424
Calpine Corp. 5.875% 20247	2,000	2,050
Calpine Corp. 5.25% 20267	10,225	10,366
Centerpoint Energy, Inc. 2.50% 2022	3,000	3,001
CenterPoint Energy, Inc. 3.85% 2024	4,000	4,190
CMS Energy Corp. 3.00% 2026	2,642	2,668
Colbun SA 4.50% 20247	1,500	1,581
Colbun SA 3.95% 20277	1,554	1,592
Comision Federal de Electricidad 4.875% 20247	2,000	2,092
Comision Federal de Electricidad 4.75% 20277	370	381

The Income Fund of America — Page 20 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Commonwealth Edison Co. 4.00% 2048	$5,225	$5,772
Consolidated Edison Co. of New York, Inc. 3.125% 2027	1,771	1,832
Consolidated Edison Co. of New York, Inc. 4.50% 2058	8,390	9,597
Consumers Energy Co. 3.375% 2023	360	376
Consumers Energy Co. 3.125% 2024	2,520	2,592
Consumers Energy Co. 4.05% 2048	6,855	7,639
Dominion Resources, Inc., junior subordinated, 3.071% 20248	3,450	3,486
DTE Electric Co. 3.95% 2049	7,060	7,813
DTE Energy Co. 3.30% 2022	1,643	1,675
DTE Energy Co. 3.40% 2029	3,575	3,665
Duke Energy Carolinas, Inc. 2.95% 2026	1,771	1,816
Duke Energy Indiana, Inc. 4.90% 2043	14,785	17,752
Duke Energy Progress Inc. 4.15% 2044	3,935	4,343
Duke Energy Progress, LLC 3.375% 2023	2,805	2,922
Duke Energy Progress, LLC 3.45% 2029	5,168	5,498
Edison International 2.40% 2022	900	882
Edison International 5.75% 2027	5,000	5,585
EDP Finance BV 4.125% 20207	3,402	3,423
EDP Finance BV 5.25% 20217	22,500	23,328
EDP Finance BV 3.625% 20247	16,875	17,449
Electricité de France SA 4.50% 20287	593	654
Electricité de France SA 4.75% 20357	10,573	11,861
Electricité de France SA 4.875% 20387	3,150	3,655
Electricité de France SA 5.00% 20487	1,150	1,347
Electricité de France SA 5.25% (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) 10-year + 3.709% on 1/29/2023)7,8	3,500	3,581
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)8	36,024	39,231
Emera US Finance LP 2.70% 2021	2,505	2,509
Emera US Finance LP 4.75% 2046	5,687	6,368
Empresa Nacional de Electricidad SA 4.25% 2024	900	949
Enel Chile SA 4.875% 2028	955	1,048
Enel Finance International SA 3.50% 20287	1,400	1,405
Enel Finance International SA 6.00% 20397	3,000	3,640
Enel Società per Azioni 8.75% 20737,8	12,000	14,040
Entergy Corp. 4.00% 2022	2,220	2,313
Entergy Corp. 2.95% 2026	4,775	4,805
Entergy Louisiana, LLC 4.20% 2048	5,125	5,739
Eversource Energy 3.80% 2023	4,095	4,316
Eversource Energy 4.25% 2029	5,332	5,872
Exelon Corp. 3.95% 2025	846	903
Exelon Corp. 3.40% 2026	2,860	2,963
Exelon Corp., junior subordinated, 3.497% 20228	17,585	17,974
FirstEnergy Corp. 3.90% 2027	32,607	34,355
FirstEnergy Corp. 3.50% 20287	2,500	2,569
FirstEnergy Corp. 4.85% 2047	9,733	11,205
FirstEnergy Corp., Series B, 4.25% 2023	38,865	41,014
Florida Power & Light Co. 3.99% 2049	4,504	5,027
Gulf Power Co. 3.30% 2027	3,035	3,166
Iberdrola Finance Ireland 5.00% 20197	1,060	1,062
Interstate Power and Light Co. 3.25% 2024	9,628	9,961
Israel Electric Corp. Ltd. 8.10% 20967	4,905	6,560
Jersey Central Power & Light Co. 4.30% 20267	925	1,002
Mississippi Power Co. 3.95% 2028	6,437	6,872
Mississippi Power Co. 4.25% 2042	7,500	7,858

The Income Fund of America — Page 21 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
National Grid PLC 3.15% 20277	$1,105	$1,132
National Rural Utilities Cooperative Finance Corp. 2.95% 2024	6,000	6,142
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	12,000	12,364
New York State Electric & Gas Corp. 3.25% 20267	3,000	3,095
NGL Energy Partners LP 7.50% 20267	5,960	6,198
Niagara Mohawk Power Corp. 3.508% 20247	3,150	3,299
Niagara Mohawk Power Corp. 4.278% 20347	2,000	2,251
NiSource Finance Corp. 2.65% 2022	1,775	1,787
Northern States Power Co. 2.20% 2020	21	21
Northern States Power Co. 4.125% 2044	11,000	12,197
NRG Energy, Inc. 7.25% 2026	2,000	2,167
NV Energy, Inc. 6.25% 2020	920	963
Pacific Gas and Electric Co. 3.50% 202012	1,711	1,698
Pacific Gas and Electric Co. 2.45% 202212	2,500	2,450
Pacific Gas and Electric Co. 3.85% 202312	7,032	7,102
Pacific Gas and Electric Co. 4.25% 20237,12	20,167	20,873
Pacific Gas and Electric Co. 3.40% 202412	2,910	2,925
Pacific Gas and Electric Co. 3.75% 202412	3,532	3,594
Pacific Gas and Electric Co. 3.50% 202512	2,965	2,950
Pacific Gas and Electric Co. 2.95% 202612	2,200	2,123
Pacific Gas and Electric Co. 3.30% 202712	9,104	8,831
Pacific Gas and Electric Co. 4.65% 20287,12	9,056	9,577
PacifiCorp., First Mortgage Bonds, 3.50% 2029	4,000	4,308
PacifiCorp., First Mortgage Bonds, 4.125% 2049	11,000	12,363
Progress Energy, Inc. 7.00% 2031	4,000	5,442
Progress Energy, Inc. 7.75% 2031	2,500	3,514
Public Service Co. of Colorado 2.25% 2022	298	297
Public Service Co. of Colorado 2.50% 2023	1,430	1,432
Public Service Electric and Gas Co. 3.00% 2025	2,036	2,084
Public Service Electric and Gas Co. 3.20% 2029	6,000	6,298
Public Service Electric and Gas Co. 3.85% 2049	1,221	1,322
Public Service Enterprise Group Inc. 2.65% 2022	3,975	3,992
Public Service Enterprise Group Inc. 2.875% 2024	5,225	5,296
Puget Energy, Inc. 6.50% 2020	10,943	11,502
Puget Energy, Inc. 6.00% 2021	3,945	4,203
Puget Energy, Inc. 5.625% 2022	9,592	10,260
Puget Energy, Inc. 3.65% 2025	1,911	1,960
San Diego Gas & Electric Co. 3.75% 2047	1,223	1,249
San Diego Gas & Electric Co. 4.15% 2048	154	165
San Diego Gas & Electric Co. 4.10% 2049	9,603	10,222
SCANA Corp. 6.25% 2020	369	376
SCANA Corp. 4.75% 2021	5,693	5,839
SCANA Corp. 4.125% 2022	2,951	3,006
South Carolina Electric & Gas Co. 4.25% 2028	3,075	3,442
South Carolina Electric & Gas Co. 5.80% 2033	1,063	1,331
South Carolina Electric & Gas Co. 5.45% 2041	3,820	4,788
South Carolina Electric & Gas Co. 4.60% 2043	1,318	1,529
Southern California Edison Co. 2.90% 2021	12,653	12,708
Southern California Edison Co. 3.875% 2021	1,200	1,222
Southern California Edison Co. 1.845% 2022	3,836	3,763
Southern California Edison Co. 2.40% 2022	1,700	1,698
Southern California Edison Co. 3.40% 2023	2,894	2,965
Southern California Edison Co. 3.50% 2023	13,575	13,955
Southern California Edison Co. 3.70% 2025	1,200	1,253

The Income Fund of America — Page 22 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Southern California Edison Co. 3.65% 2028	$6,470	$6,760
Southern California Edison Co. 4.20% 2029	16,658	18,192
Southern California Edison Co. 5.35% 2035	2,593	3,025
Southern California Edison Co. 4.00% 2047	5,500	5,644
Southern California Edison Co. 4.125% 2048	9,237	9,615
Southern California Edison Co. 4.875% 2049	4,920	5,701
Southern California Edison Co., Series C, 3.60% 2045	12,033	11,634
State Grid Overseas Investment Ltd. 3.50% 20277	2,000	2,079
Talen Energy Corp. 6.50% 2025	180	146
Talen Energy Corp. 10.50% 20267	8,520	8,030
Talen Energy Corp. 7.25% 20277	12,565	12,435
Veolia Environnement 6.75% 2038	500	671
Virginia Electric and Power Co. 3.45% 2024	560	583
Virginia Electric and Power Co. 3.10% 2025	2,625	2,701
Virginia Electric and Power Co. 2.875% 2029	806	812
Virginia Electric and Power Co. 4.60% 2048	9,113	10,834
Vistra Energy Corp. 7.625% 2024	3,925	4,126
Xcel Energy Inc. 4.00% 2028	329	357
		908,935
Materials 0.81%
AK Steel Holding Corp. 7.625% 2021	6,300	6,292
AK Steel Holding Corp. 6.375% 2025	1,400	1,197
AK Steel Holding Corp. 7.00% 2027	1,300	1,124
ArcelorMittal 3.60% 2024	16,705	16,857
ArcelorMittal 4.25% 2029	1,600	1,606
Ardagh Packaging Finance 4.625% 20237	2,930	3,011
Ardagh Packaging Finance 6.00% 20257	6,300	6,520
Axalta Coating Systems LLC 4.875% 20247	7,250	7,504
Ball Corp. 4.375% 2020	6,700	6,851
Berry Global Escrow Corp. 4.875% 20267	1,495	1,559
Berry Plastics Corp. 5.50% 2022	2,185	2,218
BWAY Parent Co., Inc. 5.50% 20247	6,000	6,013
BWAY Parent Co., Inc. 7.25% 20257	1,120	1,065
Carlyle Group LP 8.75% 20237,11	1,680	1,659
CF Industries, Inc. 3.45% 2023	2,190	2,220
CF Industries, Inc. 4.95% 2043	14,860	13,597
CF Industries, Inc. 5.375% 2044	7,523	7,109
Chemours Co. 6.625% 2023	32,065	32,326
Chevron Phillips Chemical Co. LLC 3.30% 20237	1,945	1,990
Cleveland-Cliffs Inc. 4.875% 20247	18,785	19,302
Cleveland-Cliffs Inc. 5.75% 2025	38,706	39,403
Cleveland-Cliffs Inc. 5.875% 20277	51,245	51,629
Consolidated Energy Finance SA 6.50% 20267	10,605	10,552
CRH America, Inc. 3.875% 20257	2,000	2,093
CRH America, Inc. 5.125% 20457	1,000	1,085
CVR Partners, LP 9.25% 20237	15,730	16,418
Dow Chemical Co. 4.125% 2021	3,300	3,417
Dow Chemical Co. 3.15% 20247	1,315	1,344
Dow Chemical Co. 4.55% 20257	5,309	5,771
Dow Chemical Co. 3.625% 20267	2,018	2,088
Dow Chemical Co. 4.80% 20287	3,000	3,363
Dow Chemical Co. 4.625% 2044	1,200	1,254
Dow Chemical Co. 5.55% 20487	2,100	2,462

The Income Fund of America — Page 23 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Dow Chemical Co. 4.80% 20497	$1,304	$1,385
DowDuPont Inc. 4.205% 2023	4,250	4,522
DowDuPont Inc. 4.493% 2025	9,576	10,472
DowDuPont Inc. 4.725% 2028	1,450	1,633
DowDuPont Inc. 5.419% 2048	2,500	3,031
First Quantum Minerals Ltd. 7.00% 20217	2,044	2,068
First Quantum Minerals Ltd. 7.25% 20227	13,175	13,290
First Quantum Minerals Ltd. 7.25% 20237	9,615	9,555
First Quantum Minerals Ltd. 6.50% 20247	22,591	21,818
First Quantum Minerals Ltd. 7.50% 20257	75,350	74,031
First Quantum Minerals Ltd. 6.875% 20267	25,400	24,098
Freeport-McMoRan Inc. 3.55% 2022	54,575	54,852
Freeport-McMoRan Inc. 3.875% 2023	2,145	2,155
Freeport-McMoRan Inc. 6.875% 2023	3,050	3,222
FXI Holdings, Inc. 7.875% 20247	12,745	11,502
Georgia-Pacific Corp. 2.539% 20197	12,000	11,995
Greif, Inc. 6.50% 20277	2,715	2,837
H.I.G. Capital, LLC 6.75% 20247	11,040	10,240
Hexion Inc. 7.875% 20277	3,990	3,960
Holcim Ltd. 6.00% 20197	1,607	1,625
Holcim Ltd. 5.15% 20237	12,595	13,479
INEOS Group Holdings SA 5.625% 20247	8,600	8,621
International Paper Co. 7.30% 2039	5,615	7,404
LSB Industries, Inc. 9.625% 20237	21,955	23,108
LyondellBasell Industries NV 6.00% 2021	2,500	2,667
Mineral Resources Ltd. 8.125% 20277	10,450	10,998
Mosaic Co. 3.25% 2022	1,500	1,526
Mosaic Co. 4.05% 2027	500	518
Neon Holdings, Inc. 10.125% 20267	5,390	5,174
Norbord Inc. 5.75% 20277	15,055	15,243
Nova Chemicals Corp. 5.25% 20277	19,730	20,648
Novelis Corp. 6.25% 20247	4,100	4,305
Nutrien Ltd. 5.00% 2049	850	951
Owens-Illinois, Inc. 5.875% 20237	9,000	9,720
Platform Specialty Products Corp. 5.875% 20257	3,850	3,937
Praxair, Inc. 3.00% 2021	2,500	2,537
Rayonier Advanced Materials Inc. 5.50% 20247	13,933	11,216
Reynolds Group Inc. 5.75% 2020	9,638	9,685
Reynolds Group Inc. 7.00% 20247	4,200	4,344
Ryerson Inc. 11.00% 20227	48,221	50,956
S.P.C.M. SA 4.875% 20257	9,190	9,325
Sealed Air Corp. 5.25% 20237	1,855	1,985
Sherwin-Williams Co. 2.75% 2022	4,400	4,436
Sherwin-Williams Co. 3.125% 2024	1,500	1,532
Sherwin-Williams Co. 3.45% 2027	1,812	1,860
Sherwin-Williams Co. 4.50% 2047	3,115	3,332
Standard Industries Inc. 6.00% 20257	2,075	2,181
Starfruit US Holdco LLC 8.00% 20267	5,490	5,463
Summit Materials, Inc. 6.125% 2023	9,550	9,717
Summit Materials, Inc. 6.50% 20277	3,865	4,097
TPC Group Inc. 8.75% 20207	2,620	2,625
TPC Group Inc. 10.50% 20247	13,211	13,938
Trivium Packaging BV 5.50% 20267	4,267	4,411
Trivium Packaging BV 8.50% 20277	1,085	1,145

The Income Fund of America — Page 24 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Tronox Ltd. 5.75% 20257	$2,550	$2,410
Tronox Ltd. 6.50% 20267	20,544	19,750
Venator Materials Corp. 5.75% 20257	34,800	30,885
Warrior Met Coal, Inc. 8.00% 20247	10,318	10,788
Westlake Chemical Corp. 5.00% 2046	1,045	1,094
Westlake Chemical Corp. 4.375% 2047	915	881
Zekelman Industries Inc. 9.875% 20237	6,846	7,218
		895,300
Industrials 0.80%
ABB Finance (USA) Inc. 2.875% 2022	1,000	1,015
ACCO Brands Corp. 5.25% 20247	1,665	1,711
ADT Corp. 3.50% 2022	19,400	19,351
Airbus Group SE 2.70% 20237	885	897
Allison Transmission Holdings, Inc. 5.00% 20247	16,505	16,830
American Airlines, Inc. 5.50% 20197	2,350	2,359
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024	4,643	4,877
ARAMARK Corp. 5.125% 2024	8,430	8,665
ARAMARK Corp. 5.00% 20257	500	516
ARAMARK Corp. 5.00% 20287	1,645	1,719
Ashtead Group PLC 4.125% 20257	4,170	4,222
Associated Materials, LLC 9.00% 20247	51,961	49,233
Avis Budget Group, Inc. 5.50% 2023	9,779	9,977
Avolon Holdings Funding Ltd. 3.625% 20227	3,935	3,994
Avolon Holdings Funding Ltd. 3.95% 20247	12,602	12,910
Beacon Roofing Supply, Inc. 4.875% 20257	8,339	8,287
Boeing Co. 2.70% 2027	4,000	3,997
Boeing Co. 3.20% 2029	12,000	12,327
Boeing Co. 3.60% 2034	9,000	9,434
Bohai Financial Investment Holding Co., Ltd. 5.25% 20227	5,148	5,447
Brand Energy 8.50% 20257	6,355	5,592
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 3.50%) 5.734% 20259,10	1,293	1,300
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 8.984% 20269,10	4,605	4,664
Builders FirstSource, Inc. 5.625% 20247	11,343	11,783
Burlington Northern Santa Fe LLC 3.55% 2050	10,000	10,122
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021	1	1
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022	1,946	2,029
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022	—6	—6
CSX Corp. 3.80% 2028	10,560	11,345
CSX Corp. 4.25% 2029	6,842	7,615
CSX Corp. 4.50% 2049	5,035	5,639
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024	3,468	3,695
Dun & Bradstreet Corp. 6.875% 20267	19,950	21,303
Dun & Bradstreet Corp. 10.25% 20277	7,570	8,166
Dun & Bradstreet Corp., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.241% 20269,10	8,470	8,526
ERAC USA Finance Co. 5.25% 20207	5,000	5,166
Euramax International, Inc. 12.00% 20207	26,149	26,378
Fortive Corp. 2.35% 2021	2,825	2,815
GE Capital International Funding Co. 4.418% 2035	3,250	3,286
General Dynamics Corp. 3.50% 2025	7,110	7,549
General Dynamics Corp. 3.75% 2028	8,290	9,056
General Electric Capital Corp. 3.373% 2025	4,000	4,077
General Electric Capital Corp., Series A, 6.00% 2019	2,577	2,578
General Electric Co. 2.70% 2022	7,750	7,741

The Income Fund of America — Page 25 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
General Electric Co. 4.125% 2042	$11,000	$10,607
General Electric Co., junior subordinated, 5.00% (3-month USD-LIBOR + 3.33% on 1/21/2021)8	95,170	92,341
Hardwoods Acquisition Inc. 7.50% 20217	13,649	8,326
Harris Corp. 2.70% 2020	1,315	1,317
Harris Corp. 3.832% 2025	740	780
Harsco Corp., 5.75% 20277	1,700	1,755
HDTFS Inc. 6.25% 2022	400	406
Hertz Global Holdings Inc. 7.375% 2021	3,850	3,854
Hertz Global Holdings Inc. 7.625% 20227	44,110	45,780
Honeywell International Inc. 2.30% 2024	7,485	7,494
Honeywell International Inc. 2.70% 2029	6,613	6,648
IHS Markit Ltd. 3.625% 2024	5,200	5,340
IHS Markit Ltd. 4.25% 2029	7,000	7,385
JELD-WEN Holding, Inc. 4.875% 20277	4,595	4,509
KAR Auction Services, Inc. 5.125% 20257	5,045	5,209
Kratos Defense & Security Solutions, Inc. 6.50% 20257	2,080	2,228
LABL Escrow Issuer, LLC 6.75% 20267	2,125	2,173
LABL Escrow Issuer, LLC 10.50% 20277	5,105	5,156
Lockheed Martin Corp. 2.50% 2020	3,250	3,259
Lockheed Martin Corp. 3.10% 2023	695	715
Lockheed Martin Corp. 4.50% 2036	560	650
Lockheed Martin Corp. 4.70% 2046	4,560	5,528
LSC Communications, Inc. 8.75% 20237	22,250	17,077
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 7.773% 20229,10	4,500	3,864
Mexican Government 5.50% 2046	2,303	2,298
Mexican Government 5.50% 2047	3,708	3,699
Mexican Government 5.50% 20477	215	214
Northrop Grumman Corp. 2.55% 2022	2,345	2,355
Northrop Grumman Corp. 2.93% 2025	9,570	9,748
Northrop Grumman Corp. 3.25% 2028	15,195	15,649
Parker-Hannifin Corp. 2.70% 2024	2,060	2,071
Parker-Hannifin Corp. 3.25% 2029	2,330	2,391
Parker-Hannifin Corp. 4.00% 2049	400	419
Pisces Parent LLC 8.00% 20267	39,054	38,224
Pisces Parent LLC, Term Loan B, (3-month USD-LIBOR + 3.75%) 6.119% 20259,10	4,490	4,391
PrimeSource Building Products Inc. 9.00% 20237	8,957	8,487
R.R. Donnelley & Sons Co. 7.875% 2021	2,014	2,057
R.R. Donnelley & Sons Co. 6.50% 2023	14,780	14,743
Rexnord Corp. 4.875% 20257	7,845	8,021
Rockwell Collins, Inc. 2.80% 2022	3,645	3,685
Rockwell Collins, Inc. 3.20% 2024	6,370	6,554
Roper Technologies, Inc. 2.80% 2021	1,725	1,736
Sensata Technologies Holding BV 4.875% 20237	2,700	2,817
Siemens AG 2.70% 20227	1,780	1,800
Siemens AG 2.35% 20267	3,960	3,904
Thomson Reuters Corp. 4.30% 2023	1,905	2,021
Thomson Reuters Corp. 5.65% 2043	1,425	1,635
TransDigm Inc. 6.00% 2022	2,578	2,611
Uber Technologies, Inc. 7.50% 20237	2,000	2,115
Uber Technologies, Inc. 8.00% 20267	4,100	4,346
Union Pacific Corp. 3.75% 2025	4,720	5,033
Union Pacific Corp. 3.95% 2028	5,000	5,444
Union Pacific Corp. 3.70% 2029	7,845	8,419
Union Pacific Corp. 4.30% 2049	1,675	1,858

The Income Fund of America — Page 26 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Union Pacific Corp. 3.95% 2059	$1,715	$1,728
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024	4,127	4,373
United Rentals, Inc. 4.625% 2025	5,050	5,138
United Technologies Corp. 3.65% 2023	16,760	17,559
United Technologies Corp. 3.95% 2025	14,140	15,244
United Technologies Corp. 3.125% 2027	1,250	1,292
United Technologies Corp. 4.125% 2028	6,315	6,981
United Technologies Corp. 4.625% 2048	2,950	3,494
Vinci SA 3.75% 20297	6,844	7,383
Virgin Australia Holdings Ltd. 8.50% 20197	41,650	42,223
Virgin Australia Holdings Ltd. 7.875% 20217	1,750	1,805
Westinghouse Air Brake Technologies Corp. 4.40% 20248	12,269	12,904
		879,464
Consumer staples 0.60%
Altria Group, Inc. 9.25% 2019	16,584	16,596
Altria Group, Inc. 3.80% 2024	1,945	2,027
Altria Group, Inc. 4.40% 2026	10,058	10,743
Altria Group, Inc. 4.80% 2029	24,635	26,528
Altria Group, Inc. 9.95% 2038	23,500	36,396
Altria Group, Inc. 5.80% 2039	26,295	30,194
Altria Group, Inc. 4.50% 2043	4,000	3,966
Altria Group, Inc. 5.95% 2049	13,666	15,787
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	3,930	4,476
Anheuser-Busch InBev NV 4.15% 2025	6,000	6,460
Anheuser-Busch InBev NV 4.00% 2028	10,525	11,434
Anheuser-Busch InBev NV 4.75% 2029	5,756	6,559
Anheuser-Busch InBev NV 4.90% 2031	3,000	3,490
Anheuser-Busch InBev NV 5.45% 2039	6,000	7,267
Anheuser-Busch InBev NV 4.95% 2042	9,095	10,251
Anheuser-Busch InBev NV 4.60% 2048	1,915	2,110
Anheuser-Busch InBev NV 5.55% 2049	17,454	21,631
B&G Foods, Inc. 4.625% 2021	2,100	2,111
B&G Foods, Inc. 5.25% 2025	15,615	15,595
British American Tobacco International Finance PLC 3.95% 20257	10,914	11,321
British American Tobacco PLC 2.764% 2022	9,140	9,146
British American Tobacco PLC 3.222% 2024	37,138	37,469
British American Tobacco PLC 3.557% 2027	32,989	32,915
British American Tobacco PLC 4.39% 2037	9,000	8,725
British American Tobacco PLC 4.54% 2047	10,440	9,896
Conagra Brands, Inc. 3.80% 2021	1,261	1,296
Conagra Brands, Inc. 4.30% 2024	15,832	16,859
Conagra Brands, Inc. 4.60% 2025	1,330	1,446
Conagra Brands, Inc. 5.30% 2038	3,094	3,444
Conagra Brands, Inc. 5.40% 2048	6,949	7,803
Constellation Brands, Inc. 2.65% 2022	14,345	14,415
Constellation Brands, Inc. 2.70% 2022	1,410	1,416
Constellation Brands, Inc. 3.20% 2023	14,130	14,437
Constellation Brands, Inc. 4.25% 2023	5,802	6,147
Constellation Brands, Inc. 3.60% 2028	1,850	1,932
Constellation Brands, Inc. 4.10% 2048	4,825	4,877
Costco Wholesale Corp. 2.30% 2022	3,500	3,519
Costco Wholesale Corp. 2.75% 2024	2,000	2,051
Cott Beverages Inc. 5.50% 20257	4,390	4,516

The Income Fund of America — Page 27 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Darling Ingredients Inc. 5.25% 20277	$935	$975
Energizer Holdings, Inc. 6.375% 20267	5,385	5,627
Energizer Holdings, Inc. 7.75% 20277	1,810	1,973
Energizer SpinCo Inc. 5.50% 20257	2,150	2,188
First Quality Enterprises, Inc. 5.00% 20257	6,875	6,995
First Quality Finance 4.625% 20217	2,880	2,884
Imperial Tobacco Finance PLC 3.50% 20237	10,000	10,165
Keurig Dr Pepper Inc. 4.057% 2023	20,795	21,823
Keurig Dr Pepper Inc. 4.417% 2025	9,913	10,662
Keurig Dr Pepper Inc. 4.597% 2028	4,889	5,370
Keurig Dr Pepper Inc. 4.985% 2038	8,185	9,202
Keurig Dr Pepper Inc. 5.085% 2048	7,248	8,221
Lamb Weston Holdings, Inc. 4.625% 20247	1,585	1,664
Molson Coors Brewing Co. 2.10% 2021	5,210	5,177
Molson Coors Brewing Co. 3.00% 2026	2,770	2,768
Molson Coors Brewing Co. 4.20% 2046	4,200	4,059
Nestle Skin Health SA, Term Loan B, (3-month USD-LIBOR + 4.00%) 6.313% 20269,10	6,394	6,422
Pernod Ricard SA 4.45% 20227	3,125	3,276
Philip Morris International Inc. 2.375% 2022	5,035	5,036
Philip Morris International Inc. 2.50% 2022	4,975	4,996
Philip Morris International Inc. 2.625% 2022	8,405	8,460
Philip Morris International Inc. 2.875% 2024	6,121	6,215
Post Holdings, Inc. 5.00% 20267	6,413	6,573
Post Holdings, Inc. 5.625% 20287	5,485	5,663
Post Holdings, Inc. 5.50% 20297	3,135	3,182
Prestige Brands International Inc. 5.375% 20217	4,257	4,284
Reckitt Benckiser Treasury Services PLC 2.75% 20247	1,350	1,361
Reynolds American Inc. 3.25% 2022	5,647	5,700
Reynolds American Inc. 4.45% 2025	9,133	9,694
Reynolds American Inc. 5.70% 2035	3,130	3,518
Reynolds American Inc. 5.85% 2045	16,200	17,820
Wal-Mart Stores, Inc. 3.125% 2021	8,500	8,675
Wal-Mart Stores, Inc. 2.35% 2022	4,000	4,028
Wal-Mart Stores, Inc. 3.40% 2023	3,170	3,318
Wal-Mart Stores, Inc. 2.85% 2024	5,752	5,919
Wal-Mart Stores, Inc. 3.05% 2026	2,225	2,326
Wal-Mart Stores, Inc. 3.70% 2028	6,204	6,781
Wal-Mart Stores, Inc. 3.25% 2029	3,228	3,436
WM. Wrigley Jr. Co. 2.90% 20197	1,285	1,286
WM. Wrigley Jr. Co. 3.375% 20207	5,500	5,564
		660,537
Information technology 0.48%
Almonde Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 5.902% 20249,10	995	978
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 20259,10	32,150	31,989
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.33% 20259,10	3,985	4,039
Banff Merger Sub Inc. 9.75% 20267	4,410	3,966
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 7.30% 20219,10	2,396	2,391
Broadcom Inc. 3.625% 20247	13,000	13,048
Broadcom Inc. 4.25% 20267	49,000	49,418
Broadcom Inc. 4.75% 20297	38,084	38,886
Broadcom Ltd. 3.00% 2022	12,750	12,805
Broadcom Ltd. 3.625% 2024	41,238	41,716
Broadcom Ltd. 3.875% 2027	37,645	36,780

The Income Fund of America — Page 28 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Broadcom Ltd. 3.50% 2028	$6,889	$6,490
Camelot Finance SA 7.875% 20247	15,691	16,436
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.61% 20259,10	525	463
CommScope Finance LLC 8.25% 20277	610	603
Dell Inc. 2.65% 2020	1,300	1,293
Diebold Nixdorf AG, Term Loan A-DD, (3-month USD-LIBOR + 3.50%) 5.75% 20209,10	275	265
Diebold Nixdorf AG, Term Loan A, (3-month USD-LIBOR + 3.50%) 5.75% 20209,10	45	43
Diebold Nixdorf AG, Term Loan A1, (3-month USD-LIBOR + 9.25%) 11.50% 20229,10	7,281	7,729
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 5.125% 20239,10	5,958	5,660
Diebold, Inc. 8.50% 2024	13,355	13,138
Ellucian, Inc. 9.00% 20237	775	805
Fidelity National Information Services, Inc. 3.75% 2029	2,050	2,169
Financial & Risk US Holdings, Inc. 6.25% 20267	1,609	1,734
Financial & Risk US Holdings, Inc. 8.25% 20267	7,525	8,353
First Data Corp. 5.75% 20247	7,650	7,882
Fiserv, Inc. 3.20% 2026	6,331	6,482
Fiserv, Inc. 3.50% 2029	11,125	11,433
Fiserv, Inc. 4.40% 2049	3,900	4,188
Genesys Telecommunications Laboratories, Inc. 10.00% 20247	10,025	10,965
Go Daddy Operating Co. 5.25% 20277	1,360	1,421
Infor (US), Inc. 6.50% 2022	9,770	9,978
International Business Machines Corp. 3.30% 2026	6,000	6,238
International Business Machines Corp. 3.50% 2029	6,950	7,283
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 5.984% 20249,10	1,599	1,591
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 9.734% 20259,10	2,685	2,715
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.579% 20239,10	1,605	1,609
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.829% 20249,10	27,510	28,432
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 5.991% 20249,10	12,280	12,288
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 10.741% 20259,10	153	155
Microsoft Corp. 1.55% 2021	2,000	1,981
Microsoft Corp. 2.65% 2022	6,000	6,110
Microsoft Corp. 2.875% 2024	6,865	7,067
Microsoft Corp. 3.30% 2027	16,000	16,919
Microsoft Corp. 4.20% 2035	6,000	6,907
Microsoft Corp. 3.70% 2046	2,500	2,712
Microsoft Corp. 4.25% 2047	1,750	2,066
Moneygram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 8.333% 20239,10	2,140	2,114
QUALCOMM Inc. 4.30% 2047	3,425	3,663
Solera Holdings, Inc. 10.50% 20247	3,350	3,604
Tempo Acquisition LLC 6.75% 20257	4,875	5,052
Tempo Acquisition LLC 6.75% 20257	1,200	1,243
Unisys Corp. 10.75% 20227	21,490	23,693
Veritas Holdings Ltd. 7.50% 20237	8,995	8,714
Veritas Holdings Ltd. 10.50% 20247	5,484	4,853
Veritas US Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.734% 20239,10	9,097	8,567
Vertafore Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.484% 20269,10	2,025	2,028
Visa Inc. 3.15% 2025	8,000	8,361
VMware, Inc. 2.95% 2022	2,500	2,520
		532,031
Real estate 0.31%
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,600	1,682
Alexandria Real Estate Equities, Inc. 3.80% 2026	985	1,036
Alexandria Real Estate Equities, Inc. 4.30% 2026	2,200	2,367

The Income Fund of America — Page 29 of 41

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Alexandria Real Estate Equities, Inc. 3.95% 2028	$1,695	$1,803
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,355	1,507
Alexandria Real Estate Equities, Inc. 3.375% 2031	2,610	2,664
American Campus Communities, Inc. 3.35% 2020	3,380	3,410
American Campus Communities, Inc. 3.75% 2023	3,985	4,127
American Campus Communities, Inc. 4.125% 2024	28,615	30,251
American Campus Communities, Inc. 3.30% 2026	1,500	1,520
American Campus Communities, Inc. 3.625% 2027	765	785
American Tower Corp. 3.55% 2027	2,525	2,598
Brandywine Operating Partnership, LP 3.95% 2023	1,639	1,699
Brookfield Property REIT Inc. 5.75% 20267	23,795	24,658
Corporate Office Properties LP 5.25% 2024	9,150	9,790
EPR Properties 4.75% 2026	3,495	3,709
Equinix, Inc. 5.75% 2025	525	545
Equinix, Inc. 5.875% 2026	1,275	1,357
Equinix, Inc. 5.375% 2027	10,880	11,706
Essex Portfolio LP 3.625% 2022	9,550	9,830
Essex Portfolio LP 3.25% 2023	4,400	4,485
Essex Portfolio LP 3.875% 2024	5,900	6,195
Essex Portfolio LP 4.00% 2029	1,230	1,320
Hospitality Properties Trust 4.25% 2021	20,500	20,777
Hospitality Properties Trust 4.50% 2023	7,835	8,081
Hospitality Properties Trust 4.50% 2025	1,960	1,967
Hospitality Properties Trust 3.95% 2028	1,990	1,880
Host Hotels & Resorts LP 4.50% 2026	2,700	2,866
Howard Hughes Corp. 5.375% 20257	14,391	14,823
Iron Mountain Inc. 5.75% 20244	5,925	5,982
Iron Mountain Inc. 4.875% 20274,7	1,875	1,870
Iron Mountain Inc. 5.25% 20284,7	13,575	13,711
Kimco Realty Corp. 4.125% 2046	2,135	2,178
Medical Properties Trust, Inc. 5.00% 2027	7,000	7,245
Prologis, Inc. 4.25% 2023	25,000	26,750
Realogy Corp. 5.25% 20217	13,002	12,579
Realogy Corp. 4.875% 20237	21,935	18,645
Realogy Corp. 9.375% 20277	14,590	12,693
SBA Communications Corp. 4.00% 2022	7,500	7,628
Scentre Group 2.375% 20217	4,575	4,559
Scentre Group 3.25% 20257	4,365	4,408
Scentre Group 3.50% 20257	5,455	5,581
Scentre Group 3.75% 20277	3,000	3,112
Select Income REIT 3.60% 2020	5,775	5,788
Select Income REIT 4.15% 2022	1,035	1,051
WEA Finance LLC 2.70% 20197	5,620	5,619
WEA Finance LLC 3.25% 20207	8,638	8,707
Westfield Corp. Ltd. 3.15% 20227	6,020	6,103
Westfield Corp. Ltd. 3.50% 20297	4,200	4,282
		337,929
Total corporate bonds & notes		12,269,912

The Income Fund of America — Page 30 of 41

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes 10.94% U.S. Treasury 10.64%	Principal amount (000)	Value (000)
U.S. Treasury 1.25% 2020	$180,000	$179,230
U.S. Treasury 1.375% 2020	55,000	54,595
U.S. Treasury 1.375% 2020	23,000	22,891
U.S. Treasury 1.50% 2020	22,000	21,895
U.S. Treasury 1.625% 2020	20,000	19,940
U.S. Treasury 2.25% 2020	104,400	104,498
U.S. Treasury 2.375% 2020	522,300	523,381
U.S. Treasury 2.50% 2020	25,000	25,099
U.S. Treasury 2.625% 202013	1,970,000	1,981,229
U.S. Treasury 2.625% 2020	57,585	57,950
U.S. Treasury 2.75% 2020	6,500	6,556
U.S. Treasury 1.375% 2021	129,000	127,922
U.S. Treasury 1.625% 2021	1,750,000	1,741,687
U.S. Treasury 2.00% 2021	65,000	65,210
U.S. Treasury 2.125% 2021	40,000	40,161
U.S. Treasury 2.125% 2021	33,000	33,163
U.S. Treasury 2.25% 2021	500,000	502,650
U.S. Treasury 2.25% 2021	205,000	206,179
U.S. Treasury 2.25% 2021	1,000	1,005
U.S. Treasury 2.375% 2021	17,000	17,130
U.S. Treasury 2.50% 2021	250,000	252,215
U.S. Treasury 2.50% 2021	120,000	120,991
U.S. Treasury 2.625% 2021	1,682,750	1,706,443
U.S. Treasury 2.625% 2021	600,000	611,178
U.S. Treasury 2.625% 2021	1,000	1,013
U.S. Treasury 2.75% 2021	20,000	20,374
U.S. Treasury 1.75% 2022	100,000	99,832
U.S. Treasury 1.875% 2022	49,000	49,063
U.S. Treasury 2.125% 2022	951,000	958,465
U.S. Treasury 2.125% 2022	28,000	28,278
U.S. Treasury 1.625% 2023	21,000	20,834
U.S. Treasury 1.75% 2023	4,900	4,882
U.S. Treasury 2.375% 2023	25,000	25,442
U.S. Treasury 2.50% 2023	13,056	13,358
U.S. Treasury 2.75% 2023	123,800	128,075
U.S. Treasury 2.75% 2023	42,500	43,878
U.S. Treasury 6.25% 2023	14,000	16,412
U.S. Treasury 1.75% 2024	20,000	19,910
U.S. Treasury 1.75% 2024	6,690	6,660
U.S. Treasury 2.00% 2024	40,000	40,270
U.S. Treasury 2.00% 2024	7,500	7,556
U.S. Treasury 2.125% 2024	10,000	10,122
U.S. Treasury 2.25% 2024	80,500	81,962
U.S. Treasury 2.00% 2025	184,000	185,086
U.S. Treasury 2.00% 2025	35,000	35,230
U.S. Treasury 2.25% 2025	22,000	22,445
U.S. Treasury 2.50% 2025	500	516
U.S. Treasury 2.625% 2025	70,000	72,789
U.S. Treasury 2.75% 2025	40,000	41,850
U.S. Treasury 2.75% 2025	9,000	9,430
U.S. Treasury 2.875% 2025	40,000	42,170
U.S. Treasury 2.875% 2025	30,000	31,657
U.S. Treasury 2.875% 2025	20,000	21,077
U.S. Treasury 1.625% 2026	30,000	29,457

The Income Fund of America — Page 31 of 41

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.875% 2026	$230,360	$229,821
U.S. Treasury 2.125% 2026	13,000	13,165
U.S. Treasury 2.25% 2026	5,250	5,358
U.S. Treasury 2.50% 2026	40,000	41,433
U.S. Treasury 2.25% 2027	100	102
U.S. Treasury 2.375% 2027	750	773
U.S. Treasury 2.75% 2028	100	106
U.S. Treasury 2.875% 2028	28,000	29,989
U.S. Treasury 2.875% 2028	5,000	5,360
U.S. Treasury 5.50% 2028	1,000	1,291
U.S. Treasury 2.375% 2029	117,998	121,713
U.S. Treasury 2.625% 2029	19,000	20,000
U.S. Treasury 4.50% 2036	100	132
U.S. Treasury 4.50% 2038	100	134
U.S. Treasury 3.125% 2043	100	112
U.S. Treasury 3.75% 2043	1,500	1,848
U.S. Treasury 2.875% 204513	77,075	82,387
U.S. Treasury 3.00% 2045	15,053	16,482
U.S. Treasury 2.25% 204613	120	113
U.S. Treasury 2.875% 204613	57,970	62,057
U.S. Treasury 2.75% 2047	10,000	10,440
U.S. Treasury 3.00% 2047	617	677
U.S. Treasury 3.00% 2048	180	197
U.S. Treasury 3.125% 2048	17,250	19,348
U.S. Treasury 2.875% 204913	301,748	323,718
U.S. Treasury 3.00% 204913	209,557	230,070
		11,708,117
U.S. Treasury inflation-protected securities 0.30%
U.S. Treasury Inflation-Protected Security 0.50% 202414	4,979	5,033
U.S. Treasury Inflation-Protected Security 0.625% 202414	65,848	66,931
U.S. Treasury Inflation-Protected Security 0.375% 202514	9,718	9,826
U.S. Treasury Inflation-Protected Security 0.375% 202714	1,832	1,853
U.S. Treasury Inflation-Protected Security 0.50% 202814	88,242	89,855
U.S. Treasury Inflation-Protected Security 1.375% 204414	30,573	35,163
U.S. Treasury Inflation-Protected Security 0.875% 204714	8,487	8,777
U.S. Treasury Inflation-Protected Security 1.00% 204914	101,433	108,993
		326,431
Total U.S. Treasury bonds & notes		12,034,548
Mortgage-backed obligations 3.23%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 20487,9,15	12,195	12,504
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 2.298% 20297,9,15	10,160	10,242
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.613% 20487,9,15	2,230	2,259
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919% 20487,9,15	3,323	3,374
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 20687,9,15	2,718	2,791
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2A5, 5.50% 203515	2,976	2,612
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3A1, 4.024% 20479,15	1,938	1,667
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 203415	627	655
Fannie Mae 7.00% 204715	277	310
Fannie Mae 7.00% 204715	141	158
Fannie Mae 7.00% 204715	83	93
Fannie Mae 7.00% 204715	19	21

The Income Fund of America — Page 32 of 41

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #MA0235 4.00% 201915	$43	$44
Fannie Mae Pool #AE4094 3.50% 202015	1	1
Fannie Mae Pool #MA0322 4.00% 202015	133	138
Fannie Mae Pool #MA0517 4.00% 202015	27	28
Fannie Mae Pool #MA0613 4.00% 202015	24	25
Fannie Mae Pool #MA0459 4.00% 202015	21	22
Fannie Mae Pool #935986 4.00% 202015	17	18
Fannie Mae Pool #MA3904 4.00% 202115	44	46
Fannie Mae Pool #AL0956 4.00% 202115	36	37
Fannie Mae Pool #AL0202 4.00% 202115	22	22
Fannie Mae Pool #MA0688 4.00% 202115	10	11
Fannie Mae Pool #885290 6.00% 202115	25	26
Fannie Mae Pool #AC1224 4.00% 202415	873	908
Fannie Mae Pool #310116 4.00% 202415	426	443
Fannie Mae Pool #BM1378 4.00% 202415	196	204
Fannie Mae Pool #BM4112 4.00% 202415	133	138
Fannie Mae Pool #AC0401 4.00% 202415	48	50
Fannie Mae Pool #932119 4.50% 202415	671	695
Fannie Mae Pool #995265 5.50% 202415	48	50
Fannie Mae Pool #AE9743 3.50% 202515	909	939
Fannie Mae Pool #MA2200 3.50% 202515	59	61
Fannie Mae Pool #AD8191 4.00% 202515	271	282
Fannie Mae Pool #AD3942 4.00% 202515	8	9
Fannie Mae Pool #AB1066 4.00% 202515	5	5
Fannie Mae Pool #AD6392 4.50% 202515	573	602
Fannie Mae Pool #AD3149 4.50% 202515	324	340
Fannie Mae Pool #AD6119 4.50% 202515	305	316
Fannie Mae Pool #AD5692 4.50% 202515	291	306
Fannie Mae Pool #AI6180 4.00% 202615	147	153
Fannie Mae Pool #AH6941 4.00% 202615	6	6
Fannie Mae Pool #888204 6.00% 202615	553	609
Fannie Mae Pool #AL6615 3.50% 202715	643	664
Fannie Mae Pool #BM4533 4.00% 202715	2,411	2,509
Fannie Mae Pool #AL8347 4.00% 202915	733	763
Fannie Mae Pool #890805 4.00% 203115	887	923
Fannie Mae Pool #MA3541 4.00% 203315	863	900
Fannie Mae Pool #BM5494 4.00% 203315	329	342
Fannie Mae Pool #BJ6249 4.00% 203315	248	262
Fannie Mae Pool #254767 5.50% 203315	222	247
Fannie Mae Pool #MA3695 3.00% 203415	250,983	256,144
Fannie Mae Pool #MA3657 3.00% 203415	85,507	87,247
Fannie Mae Pool #MA3611 4.00% 203415	399	417
Fannie Mae Pool #BN1085 4.00% 203415	38	39
Fannie Mae Pool #735228 5.50% 203515	199	223
Fannie Mae Pool #AS8554 3.00% 203615	35,858	36,538
Fannie Mae Pool #AS8355 3.00% 203615	17,886	18,225
Fannie Mae Pool #BE4703 3.00% 203615	959	977
Fannie Mae Pool #888795 5.50% 203615	1,206	1,350
Fannie Mae Pool #256308 6.00% 203615	369	419
Fannie Mae Pool #878099 6.00% 203615	287	327
Fannie Mae Pool #880426 6.00% 203615	66	73
Fannie Mae Pool #AS8628 3.00% 203715	17,835	18,173
Fannie Mae Pool #AS8773 3.00% 203715	10,897	11,104
Fannie Mae Pool #MA2897 3.00% 203715	10,745	10,948
Fannie Mae Pool #888637 6.00% 203715	2,054	2,336

The Income Fund of America — Page 33 of 41

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #950991 6.00% 203715	$726	$815
Fannie Mae Pool #936999 6.00% 203715	626	708
Fannie Mae Pool #941315 6.50% 203715	214	243
Fannie Mae Pool #945832 6.50% 203715	99	114
Fannie Mae Pool #995674 6.00% 203815	1,218	1,394
Fannie Mae Pool #929964 6.00% 203815	690	786
Fannie Mae Pool #MA3697 3.00% 203915	130,026	132,088
Fannie Mae Pool #AE0967 3.50% 203915	186	192
Fannie Mae Pool #932274 4.50% 203915	12,314	13,275
Fannie Mae Pool #AC0479 6.00% 203915	417	464
Fannie Mae Pool #AE0443 6.50% 203915	240	277
Fannie Mae Pool #AE4483 4.00% 204015	3,620	3,839
Fannie Mae Pool #AE8073 4.00% 204015	249	264
Fannie Mae Pool #AE9377 4.50% 204015	25	27
Fannie Mae Pool #AH0861 4.50% 204015	8	9
Fannie Mae Pool #AD4927 5.00% 204015	3,372	3,678
Fannie Mae Pool #AE0828 3.50% 204115	104	108
Fannie Mae Pool #AB4050 4.00% 204115	425	453
Fannie Mae Pool #AJ4189 4.00% 204115	256	273
Fannie Mae Pool #AJ4154 4.00% 204115	238	254
Fannie Mae Pool #AJ0257 4.00% 204115	103	109
Fannie Mae Pool #AB2470 4.50% 204115	102	111
Fannie Mae Pool #AI8482 5.00% 204115	234	255
Fannie Mae Pool #AI5571 5.00% 204115	213	233
Fannie Mae Pool #AI3422 5.00% 204115	174	191
Fannie Mae Pool #AI4836 5.00% 204115	159	175
Fannie Mae Pool #AB5377 3.50% 204215	28,133	29,317
Fannie Mae Pool #AO9140 3.50% 204215	10,339	10,771
Fannie Mae Pool #AL2745 4.00% 204215	2,055	2,190
Fannie Mae Pool #890407 4.00% 204215	681	723
Fannie Mae Pool #AU3742 3.50% 204315	19,320	20,132
Fannie Mae Pool #AU8813 4.00% 204315	2,466	2,654
Fannie Mae Pool #AU9348 4.00% 204315	1,766	1,901
Fannie Mae Pool #AU9350 4.00% 204315	1,652	1,760
Fannie Mae Pool #AX2572 4.00% 204415	26,565	28,094
Fannie Mae Pool #AL8354 3.50% 204515	11,656	12,148
Fannie Mae Pool #AS5722 3.50% 204515	10,518	10,869
Fannie Mae Pool #BC4764 3.00% 204615	60,788	61,722
Fannie Mae Pool #BC0157 3.50% 204615	49,848	51,837
Fannie Mae Pool #AL8522 3.50% 204615	22,903	23,832
Fannie Mae Pool #AS7388 3.50% 204615	22,704	23,432
Fannie Mae Pool #BD7522 3.50% 204615	22,257	22,964
Fannie Mae Pool #BC6009 3.50% 204615	18,813	19,426
Fannie Mae Pool #CA1761 3.50% 204615	9,219	9,526
Fannie Mae Pool #BD8705 3.50% 204615	6,031	6,221
Fannie Mae Pool #BF0302 3.00% 204715	22,220	22,180
Fannie Mae Pool #MA3147 3.00% 204715	22	23
Fannie Mae Pool #BE7961 3.50% 204715	12,082	12,463
Fannie Mae Pool #BH4084 3.50% 204715	8,507	8,813
Fannie Mae Pool #CA0487 3.50% 204715	4,549	4,712
Fannie Mae Pool #BM3065 3.50% 204715	2,109	2,171
Fannie Mae Pool #CA0770 3.50% 204715	1,234	1,272
Fannie Mae Pool #BH7772 3.50% 204715	969	998
Fannie Mae Pool #AS9454 4.00% 204715	47,203	49,601
Fannie Mae Pool #MA3121 4.00% 204715	13,721	14,327

The Income Fund of America — Page 34 of 41

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #947661 6.50% 204715	$243	$260
Fannie Mae Pool #BF0293 3.00% 204815	23,768	24,167
Fannie Mae Pool #CA2690 3.00% 204815	15	16
Fannie Mae Pool #MA3305 3.50% 204815	97,414	100,368
Fannie Mae Pool #MA3332 3.50% 204815	61,664	63,568
Fannie Mae Pool #BJ3775 3.50% 204815	20,201	20,824
Fannie Mae Pool #BJ0648 3.50% 204815	4,954	5,107
Fannie Mae Pool #MA3276 3.50% 204815	4,802	4,952
Fannie Mae Pool #BN2844 3.50% 204815	1,340	1,376
Fannie Mae Pool #BM4703 3.50% 204815	1,047	1,080
Fannie Mae Pool #MA3357 4.00% 204815	29,666	30,846
Fannie Mae Pool #MA3306 4.00% 204815	24,575	25,559
Fannie Mae Pool #MA3467 4.00% 204815	14,397	14,904
Fannie Mae Pool #MA3443 4.00% 204815	1,065	1,103
Fannie Mae Pool #BK0920 4.00% 204815	568	590
Fannie Mae Pool #CA2204 4.50% 204815	57,809	60,832
Fannie Mae Pool #CA3807 3.00% 204915	3,963	4,023
Fannie Mae Pool #CA3806 3.00% 204915	2,004	2,036
Fannie Mae Pool #BN3127 3.50% 204915	4,863	5,009
Fannie Mae, Series 2001-4, Class NA, 9.033% 20259,15	—6	—6
Fannie Mae, Series 2001-4, Class GA, 9.175% 20259,15	8	8
Fannie Mae, Series 2001-20, Class E, 9.50% 20319,15	7	7
Fannie Mae, Series 2007-33, Class HE, 5.50% 203715	2,215	2,489
Fannie Mae, Series 2007-24, Class P, 6.00% 203715	983	1,122
Fannie Mae, Series 2001-T10, Class A1, 7.00% 204115	199	229
Fannie Mae, Series 2001-50, Class BA, 7.00% 204115	195	219
Fannie Mae, Series 2002-W3, Class A5, 7.50% 204115	131	153
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 20429,15	388	419
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 20229,15	4,097	4,117
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 202215	8,944	8,999
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 202215	5,599	5,650
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 20239,15	7,920	8,256
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 20239,15	8,253	8,662
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 20249,15	7,990	8,297
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.467% 20249,15	8,259	8,663
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.484% 20269,15	16,665	16,816
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 20697,15	12,000	12,466
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 20697,15	11,752	12,313
Freddie Mac 3.50% 202615	14,757	15,254
Freddie Mac 3.00% 203315	69	70
Freddie Mac 3.50% 203315	7,045	7,301
Freddie Mac 4.50% 203515	6,039	6,515
Freddie Mac 3.00% 203615	881	898
Freddie Mac 3.00% 203615	563	574
Freddie Mac 6.50% 203815	598	675
Freddie Mac 4.50% 203915	589	636
Freddie Mac 5.00% 203915	919	1,008
Freddie Mac 5.00% 203915	556	607
Freddie Mac 4.50% 204015	13,821	14,921
Freddie Mac 4.00% 204115	1,102	1,169
Freddie Mac 4.50% 204115	1,171	1,265
Freddie Mac 4.50% 204115	1,125	1,214
Freddie Mac 4.50% 204115	931	1,002
Freddie Mac 5.00% 204115	69	75
Freddie Mac 4.50% 204215	2,134	2,304

The Income Fund of America — Page 35 of 41

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 4.50% 204215	$1,282	$1,384
Freddie Mac 4.00% 204315	3,631	3,871
Freddie Mac 3.00% 204615	9,861	10,060
Freddie Mac 4.00% 204615	18,337	19,292
Freddie Mac 4.00% 204615	13,200	13,899
Freddie Mac 4.00% 204615	11,431	12,034
Freddie Mac 4.50% 204615	9,389	9,900
Freddie Mac 4.50% 204615	2,707	2,869
Freddie Mac 3.50% 204715	79,082	81,578
Freddie Mac 3.50% 204715	35,797	37,109
Freddie Mac 3.50% 204715	22,820	23,647
Freddie Mac 3.50% 204715	20,000	20,636
Freddie Mac 3.50% 204715	9,506	9,805
Freddie Mac 3.50% 204715	1,683	1,744
Freddie Mac 4.00% 204715	30,994	32,328
Freddie Mac 3.50% 204815	19,585	20,213
Freddie Mac 3.50% 204815	17,322	17,848
Freddie Mac 3.50% 204815	1,971	2,046
Freddie Mac 4.00% 204815	69,664	72,161
Freddie Mac 4.00% 204815	54,333	56,280
Freddie Mac 4.00% 204815	4,811	5,013
Freddie Mac Pool #J38004 3.00% 203215	1,721	1,759
Freddie Mac Pool #G18681 3.00% 203315	72,423	73,989
Freddie Mac Pool #G16550 3.00% 203315	58,022	59,277
Freddie Mac Pool #ZS8715 3.00% 203315	1,565	1,597
Freddie Mac Pool #ZS8710 3.00% 203315	1,386	1,415
Freddie Mac Pool #G18695 3.00% 203315	949	969
Freddie Mac Pool #G18732 3.00% 203415	98,074	100,144
Freddie Mac Pool #G18729 3.00% 203415	5,287	5,399
Freddie Mac Pool #G18722 3.00% 203415	1,881	1,921
Freddie Mac Pool #G18719 3.00% 203415	1,867	1,906
Freddie Mac Pool #J40197 3.00% 203415	1,417	1,447
Freddie Mac Pool #G18725 3.00% 203415	1,408	1,438
Freddie Mac Pool #RB5005 3.00% 203915	3,136	3,186
Freddie Mac Pool #Q23185 4.00% 204315	2,034	2,191
Freddie Mac Pool #G67701 3.00% 204615	69,068	70,187
Freddie Mac Pool #G61733 3.00% 204715	12,507	12,706
Freddie Mac Pool #G61161 3.50% 204715	5,879	6,068
Freddie Mac Pool #G08799 3.00% 204815	60,734	61,617
Freddie Mac Pool #Q54900 3.50% 204815	21,688	22,375
Freddie Mac Pool #Q63663 3.00% 204915	12,579	12,768
Freddie Mac, Series 2890, Class KT, 4.50% 201915	10	10
Freddie Mac, Series 2289, Class NB, 9.00% 20229,15	1	1
Freddie Mac, Series 2014-HQ2, Class M2, (1-month USD-LIBOR + 2.20%) 4.466% 20249,15	3,187	3,232
Freddie Mac, Series 2015-HQ2, Class M2, (1-month USD-LIBOR + 1.95%) 4.216% 20259,15	2,025	2,055
Freddie Mac, Series 3257, Class PA, 5.50% 203615	2,177	2,470
Freddie Mac, Series 3286, Class JN, 5.50% 203715	1,705	1,840
Freddie Mac, Series 3318, Class JT, 5.50% 203715	979	1,071
Freddie Mac, Series K036, Class A1, Multi Family, 2.777% 202315	6,387	6,447
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 20259,15	5,913	6,381
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 202615	11,055	11,635
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 202715	6,340	6,673
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 202715	7,695	8,147
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 20279,15	5,700	6,033
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 20279,15	3,495	3,730

The Income Fund of America — Page 36 of 41

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 202815	$4,164	$4,630
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 205615	14,498	14,673
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 2.50% 205615	13,961	14,264
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 205615	13,869	14,021
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 20569,15	13,721	13,870
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class MA, 3.00% 205615	1,648	1,674
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.75% 20579,15	3,424	3,470
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 205715	2,707	2,768
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 205715	7,804	8,229
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 205815	8,074	8,382
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 202815	4,857	5,049
Government National Mortgage Assn. 4.50% 204115	717	754
Government National Mortgage Assn. 4.00% 204815	29,001	30,180
Government National Mortgage Assn. 4.00% 204815	17,647	18,539
Government National Mortgage Assn. 4.00% 204815	5,070	5,383
Government National Mortgage Assn. 4.00% 204915,16	30,000	31,148
Government National Mortgage Assn. 4.50% 204915	19,648	20,512
Government National Mortgage Assn. 4.50% 204915	15,363	16,017
Government National Mortgage Assn. 4.50% 204915,16	507	528
Government National Mortgage Assn. Pool #MA5876 4.00% 204915	44,967	46,753
Government National Mortgage Assn. Pool #MA5931 4.00% 204915	11,125	11,569
Government National Mortgage Assn. Pool #MA5711 4.50% 204915	105,825	110,332
Government National Mortgage Assn. Pool #MA5987 4.50% 204915	6,982	7,330
Government National Mortgage Assn. Pool #MA5932 4.50% 204915	1,266	1,326
Government National Mortgage Assn. Pool #MA6041 4.50% 204915	1,020	1,070
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2A1, 3.833% 20369,15	3,215	2,898
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20267,15	2,070	2,175
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 20409,15	17	17
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 20297,15	6,370	6,479
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 20487,9,15	6,821	7,070
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.468% 20497,9,15	4,638	4,702
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A3, 3.754% 20497,9,15	5,566	5,641
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6A, 3.961% 20369,15	2,026	1,747
Towd Point Mortgage Trust, Series 2019-SJ1, Class A1, 3.75% 20587,9,15	2,838	2,866
Uniform Mortgage-Backed Security 3.50% 203415,16	24,302	25,103
Uniform Mortgage-Backed Security 4.00% 203415,16	19,384	20,137
Uniform Mortgage-Backed Security 3.00% 204915,16	19,804	19,968
Uniform Mortgage-Backed Security 3.00% 204915	10,897	10,994
Uniform Mortgage-Backed Security 4.00% 204915,16	200,079	207,051
Uniform Mortgage-Backed Security 4.00% 204915,16	98,463	101,925
Uniform Mortgage-Backed Security 4.50% 204915,16	145,350	152,309
		3,551,131
Federal agency bonds & notes 0.62%
Fannie Mae 2.75% 2021	90,000	91,402
Fannie Mae 6.25% 2029	32,000	43,148
Federal Home Loan Bank 1.50% 2019	50,000	49,928
Federal Home Loan Bank 2.125% 2020	95,000	94,973
Federal Home Loan Bank 2.375% 2020	125,000	125,243
Freddie Mac 1.875% 2020	75,000	74,878
Freddie Mac 2.50% 2020	200,000	200,470
		680,042

The Income Fund of America — Page 37 of 41

Bonds, notes & other debt instruments (continued) Asset-backed obligations 0.19%	Principal amount (000)	Value (000)
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 20217,15	$8,000	$7,999
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40% 202115	590	590
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 3.288% 20257,9,15	587	587
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 202515	450	457
Cloud Pass-Through Trust, Series 19-1A, Class CLOU, 3.554% 20227,9,15	4,561	4,614
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 20247,15	1,040	1,053
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 20257,15	1,040	1,039
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 20257,15	1,575	1,576
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 20257,15	3,805	3,854
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, (1-month USD-LIBOR + 0.14%) 2.465% 20379,15	713	688
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, (1-month USD-LIBOR + 0.15%) 2.475% 20379,15	1,264	1,226
Drive Auto Receivables Trust, Series 2019-2, Class B, 3.17% 202315	3,375	3,416
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 202515	15,145	15,192
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 202515	6,350	6,472
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 202615	12,390	12,505
Drivetime Auto Owner Trust, Series 20198-3, Class C 2.74% 20257,15	1,100	1,100
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 20257,15	2,395	2,396
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 20257,15	3,205	3,238
Drivetime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 20257,15	5,950	6,039
Exeter Automobile Receivables Trust, Series 2019-2, Class B, 3.06% 20237,15	4,490	4,524
Exeter Automobile Receivables Trust, Series 19-3A, Class C, 3.24% 20247,15	7,000	7,000
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 20247,15	3,570	3,619
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 20257,15	8,000	8,143
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.71% 20257,15	7,000	7,022
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 20287,15	9,500	9,583
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 20307,15	10,105	10,522
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 20307,15	9,000	9,361
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 20317,15	11,060	11,402
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 20377,15	4,129	4,207
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class C, 2.77% 202315	605	605
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-1A, Class A, 3.29% 20247,15	3,765	3,823
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 20597,9,15	4,245	4,274
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 20597,9,15	2,489	2,508
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 3.11% 20247,15	3,060	3,066
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.45% 20257,15	1,895	1,897
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 202115	1,299	1,300
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.61% 202515	4,350	4,402
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 20367,15	2,359	2,369
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.333% 20257,9,15	3,787	3,788
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 20387,15	7,388	7,441
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 20397,15	1,765	1,770
TAL Advantage V LLC, Series 2017-1A, Class A, 4.50% 20427,15	4,139	4,241
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 20427,15	4,147	4,164
World Financial Network Credit Card Master Note Trust, Series 2018-B, Class A, 3.46% 202515	9,025	9,249
		204,321
Municipals 0.16% Illinois 0.16%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	22,790	24,689
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	6,260	6,842
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	10,180	11,216

The Income Fund of America — Page 38 of 41

Bonds, notes & other debt instruments (continued) Municipals (continued) Illinois (continued)	Principal amount (000)	Value (000)
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 2046	$2,500	$2,721
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2016-A, 7.00% 2044	800	963
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	5,625	5,866
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	105,275	108,799
G.O. Bonds, Series 2019-A, 4.00% 2023	12,000	12,226
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	1,000	1,166
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	595	638
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 6.725% 2035	4,500	5,284
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 7.35% 2035	1,000	1,196
		181,606
Puerto Rico 0.00%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 4.90% 2020	270	266
		181,872
Bonds & notes of governments & government agencies outside the U.S. 0.02%
CPPIB Capital Inc. 1.25% 20197	3,900	3,894
CPPIB Capital Inc. 2.375% 20217	8,000	8,033
PT Indonesia Asahan Aluminium Tbk 5.23% 20217	1,862	1,959
PT Indonesia Asahan Aluminium Tbk 5.71% 20237	1,020	1,124
PT Indonesia Asahan Aluminium Tbk 6.53% 20287	395	476
PT Indonesia Asahan Aluminium Tbk 6.757% 20487	655	816
Saudi Arabia (Kingdom of) 4.00% 20257	6,150	6,593
		22,895
Total bonds, notes & other debt instruments (cost: $28,500,963,000)		28,944,721
Short-term securities 8.41% Money market investments 8.38%	Shares
Capital Group Central Cash Fund 2.30%4,17	92,216,552	9,220,733
Other short-term securities 0.03%	Principal amount (000)
U.S. Treasury Bill 2.46% due 1/30/2020	$ 35,000	34,643
Total short-term securities (cost: $9,255,412,000)		9,255,376
Total investment securities 100.45% (cost: $92,355,515,000)		110,503,005
Other assets less liabilities (0.45)%		(495,199)
Net assets 100.00%		$110,007,806

The Income Fund of America — Page 39 of 41

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount18 (000)	Value at 7/31/201919 (000)	Unrealized appreciation (depreciation) at 7/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	17,162	October 2019	$3,432,400	$3,679,640	$8,197
5 Year U.S. Treasury Note Futures	Short	298	October 2019	(29,800)	(35,031)	20
10 Year U.S. Treasury Note Futures	Long	363	September 2019	36,300	46,254	97
10 Year Ultra U.S. Treasury Note Futures	Short	2,044	September 2019	(204,400)	(281,753)	(482)
20 Year U.S. Treasury Bond Futures	Long	60	September 2019	6,000	9,336	86
30 Year Ultra U.S. Treasury Bond Futures	Long	1,238	September 2019	123,800	219,822	5,394
						$13,312

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 7/31/2019 (000)
Purchases (000)	Sales (000)
USD46,215	AUD66,000	Citibank	8/22/2019	$1,042

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $17,532,970,000, which represented 15.94% of the net assets of the fund. This amount includes $17,393,028,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
4	Represents an affiliated company as defined under the Investment Company Act of 1940.
5	Value determined using significant unobservable inputs.
6	Amount less than one thousand.
7	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,732,133,000, which represented 4.30% of the net assets of the fund.
8	Step bond; coupon rate may change at a later date.
9	Coupon rate may change periodically.
10	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $363,433,000, which represented .33% of the net assets of the fund.
11	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
12	Scheduled interest and/or principal payment was not received.
13	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,064,000, which represented .01% of the net assets of the fund.
14	Index-linked bond whose principal amount moves with a government price index.
15	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
16	Purchased on a TBA basis.
17	Rate represents the seven-day yield at July 31, 2019.
18	Notional amount is calculated based on the number of contracts and notional contract size.
19	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ascent Resources - Utica, LLC, Class A	4/25/2016-11/15/2016	$56,848	$24,247.03%
Advanz Pharma Corp.	8/31/2018	12,176	13,105.01
Rotech Healthcare Inc.	11/26/2014	19,660	5,432.00
White Star Petroleum Corp., Class A	6/30/2016	4,354	65.00
Cornerstone Building Brands Inc.	11/16/2018	163	45.00
Total private placement securities		$93,201	$42,894.04%

The Income Fund of America — Page 40 of 41

Key to abbreviations and symbol
ADR = American Depositary Receipts
AUD = Australian dollars
Auth. = Authority
CAD = Canadian dollars
CDI = CREST Depository Interest
CLO = Collateralized Loan Obligations
G.O. = General Obligation
GBP = British pounds
GDR = Global Depositary Receipts
ICE = Intercontinental Exchange, Inc.
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
SDR = Swedish Depositary Receipts
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2019 Capital Group. All rights reserved.

MFGEFPX-006-0919O-S73123	The Income Fund of America — Page 41 of 41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of The Income Fund of America:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of The Income Fund of America (the “Fund”), as of July 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

September 10, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: September 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: September 30, 2019

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: September 30, 2019